   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1996


                                                     1933 ACT FILE NO. 333-10785
                                                     1940 ACT FILE NO. 814-00127
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 3

[ ] Post-Effective Amendment No. ____
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 2


                          BRANTLEY CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                            20600 CHAGRIN BOULEVARD
                                   SUITE 1150
                             CLEVELAND, OHIO 44122
               (Address of Principal Executive Offices)(Zip Code)

      (Registrant's Telephone Number, Including Area Code: (216) 283-4800)

                                MICHAEL J. FINN

                      BRANTLEY CAPITAL MANAGEMENT, L.L.C.

                            20600 CHAGRIN BOULEVARD
                                   SUITE 1150
                             CLEVELAND, OHIO 44122
                    (Name and Address of Agent for Service)

                                   COPIES TO:

   Maryann A. Waryjas                David A. Sturms
     Jenner & Block         Vedder, Price, Kaufman & Kammholz
     One IBM Plaza               222 North LaSalle Street
Chicago, Illinois 60611          Chicago, Illinois 60601

     Approximate date of proposed public offering: As soon as possible after this registration statement becomes effective.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     A Registration Fee in the amount of $39,655.17 was paid prior to the initial filing of the Registration Statement on August 23, 1996.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          BRANTLEY CAPITAL CORPORATION
                                    FORM N-2
                             CROSS-REFERENCE SHEET

  PART A
ITEM NUMBER                    CAPTION                             PROSPECTUS CAPTION
-----------    ---------------------------------------   ---------------------------------------
      1        Outside Front Cover                       Outside Front Cover of Prospectus
      2        Inside Front and Outside Back Cover       Inside Front Cover and Outside Back
               Page of Prospectus                        Cover
      3        Fee Table and Synopsis                    Fee Table
      4        Financial Highlights                      Not Applicable
      5        Underwriting                              Outside Front Cover; Underwriting
      6        Selling Stockholders                      Not Applicable
      7        Use of Proceeds                           Use of Proceeds; Investment Objectives
                                                         and Policies; Risk Factors
      8        General Description of Registrant         The Company; Investment Objectives and
                                                         Policies; Risk Factors
      9        Management                                Management; Prior Experience of
                                                         Principals of the Investment Adviser
     10        Capital Stock, Long-Term Debt and Other   Description of Capital Stock
               Securities
     11        Defaults and Arrears on Senior            Not Applicable
               Securities
     12        Legal Proceedings                         Not Applicable
     13        Table of Contents of the Statement of     Not Applicable
               Additional Information

  PART B
ITEM NUMBER                    CAPTION                             PROSPECTUS CAPTION
-----------    ---------------------------------------   ---------------------------------------
     14        Cover Page                                Not Applicable
     15        Table of Contents                         Not Applicable
     16        General Information and History           The Company
     17        Investment Objectives and Policies        Investment Objectives and Policies
     18        Management                                Management; Prior Experience of
                                                         Principals of the Investment Adviser
     19        Control Persons and Principal Holders     The Company
               of Securities
     20        Investment Advisory and Other Servicers   Prior Experience of Principals of the
                                                         Investment Adviser; The Investment
                                                         Advisory Agreement
     21        Brokerage Allocation and Other            The Company
               Practices
     22        Tax Status                                Federal Income Tax Matters
     23        Financial Statements                      Financial Statements

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


     SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED NOVEMBER 26, 1996



                                4,000,000 SHARES


                          BRANTLEY CAPITAL CORPORATION

                                  COMMON STOCK
                               ------------------


     All of the 4,000,000 shares of common stock, $.01 par value (the "Common Stock"), offered hereby are being offered by Brantley Capital Corporation, a newly organized Maryland corporation (the "Company"). The Company is a closed-end, non-diversified investment company which has elected to be treated as a business development company (a "Business Development Company") under the Investment Company Act of 1940 (the "Investment Company Act"). Brantley Capital Management, L.L.C. (the "Investment Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), will act as adviser to the Company.


     The Company's investment objective is the realization of long-term capital appreciation in the value of its investments. To achieve this objective, the Company intends to invest primarily in private equity securities and, to a lesser extent, in post-venture small-cap public securities. In addition, whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies, the Company will seek to provide an element of current income primarily from interest, dividends and fees paid by portfolio companies. See "Investment Objectives and Policies."


     PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE COMMON STOCK, AND THERE CAN BE NO ASSURANCE THAT ANY SUCH MARKET WILL DEVELOP. THE COMPANY HAS APPLIED FOR QUOTATION OF THE COMMON STOCK ON THE NASDAQ SMALLCAP MARKET SYSTEM UNDER THE SYMBOL "BBDC." THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE COMPANY'S LACK OF PRIOR OPERATING HISTORY, THE ILLIQUID NATURE OF A SUBSTANTIAL MAJORITY OF THE COMPANY'S INVESTMENTS, AND UNCERTAINTY REGARDING THE VALUE OF THE COMPANY'S INVESTMENTS. COMMON STOCK OF CLOSED-END INVESTMENT COMPANIES HAS IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM ITS NET ASSET VALUE AND INITIAL OFFERING PRICE. THE RISK OF LOSS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL COMMON STOCK PURCHASED IN THIS OFFERING SOON AFTER THE COMPLETION OF THIS OFFERING. THE COMPANY PRESENTLY DOES NOT INTEND TO USE BORROWED FUNDS TO MAKE INVESTMENTS; HOWEVER, IT RESERVES THE RIGHT TO DO SO. SEE "RISK FACTORS."


     This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission and is available from the Company upon written or oral request and without charge. See "Additional Information."
                               ------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
        PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                         UNDERWRITING
                                                      PRICE TO           DISCOUNTS AND         PROCEEDS TO
                                                       PUBLIC           COMMISSIONS(1)         COMPANY(2)
---------------------------------------------------------------------------------------------------------------
  Per Share(3)..................................        $10.00                --                 $10.00
---------------------------------------------------------------------------------------------------------------
  Total (4).....................................      $40,000,000             --               $40,000,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


                                                   (Footnotes on following page)

     The Common Stock is offered severally by the Underwriters named herein, subject to prior sale, when, as and if received and accepted by them, subject to their right to reject orders, in whole or in part, and to certain other conditions. It is expected that delivery of the certificates representing the
Common Stock will be made on or about             , 1996.
                               ------------------

EVEREN SECURITIES, INC.  MCDONALD & COMPANY        MORGAN KEEGAN & COMPANY, INC.
                            SECURITIES, INC.

              NEEDHAM & COMPANY, INC.   STIFEL, NICOLAUS & COMPANY
                                                    INCORPORATED

                     FIRST OF MICHIGAN CORPORATION          NATCITY INVESTMENTS,
                           INC.

                                           , 1996

(1) The Company and the Investment Adviser have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the "Securities Act"). The Investment Adviser (not the Company) will pay the Underwriting Discounts and Commissions in the amount of 7.0% of the aggregate initial public offering price of Common Stock in connection with sales of Common Stock in this Offering. In addition, the Investment Adviser will pay the Principal Underwriter a one-time structuring fee of $500,000 at the close of the Offering. See "The Investment Advisory Agreement" and "Underwriting."

(2) Before deducting organizational expenses and expenses of the Offering estimated to be $633,150.

(3) Each investor must purchase a minimum of 500 shares in this offering (except that an individual retirement account (an "IRA") must purchase a minimum of 200 shares in this offering). Any shares in excess of the applicable minimum must be purchased in 100 share increments.


(4) The Underwriters have been granted a 45-day option to purchase up to an aggregate of 600,000 additional shares of Common Stock from the Company solely to cover over-allotments, if any. If the option is exercised in full, the total Price to Public, Underwriting Discounts and Commissions and Proceeds to Company will be $46,000,000, $0 and $46,000,000, respectively (before deducting the amount set forth in footnote (2) above). See "Underwriting."


                             ADDITIONAL INFORMATION

     The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-2 (the "Registration Statement") under the Investment Company Act and the Securities Act with respect to the Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

     The Registration Statement and the exhibits and schedules thereto filed with the Commission may be inspected, without charge, at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     The Company will furnish to its stockholders annual reports containing audited financial statements, quarterly unaudited statements for the first three calendar quarters of each year and such other periodic reports as it may determine to furnish or as may be required by law.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROSPECTUS AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING ELSEWHERE HEREIN. EACH PROSPECTIVE INVESTOR IS URGED TO READ THIS PROSPECTUS IN ITS ENTIRETY.

                                  THE COMPANY

     Brantley Capital Corporation (the "Company") has been formed to invest primarily in the equity securities and equity-linked debt securities of private companies. In addition, the Company intends to invest a portion of its assets in equity securities of post-venture small-cap public companies. The Company's investment objective is the realization of long-term capital appreciation in the value of its investments. In addition, whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies, the Company will seek to provide an element of current income primarily from interest, dividends and fees paid by companies in which the Company invests (sometimes referred to herein as "portfolio companies"). See "The Company -- General."

     With respect to its investments in private companies, the Company anticipates that a principal focus will be on industries that it considers to be good candidates for successful consolidation. The Company also will favor investments in private companies that it believes can achieve the necessary size, profitability and management depth and sophistication to become public companies or become attractive merger or acquisition candidates. The Company intends to be a partner in the growth of its private portfolio companies, rather than merely a financial participant. The Company will offer managerial assistance to its private portfolio companies and expects that its representatives will play a role in setting their corporate strategies and will advise such companies regarding important decisions affecting their businesses, including potential acquisitions, recruiting key managers, and securing equity and debt financing.

     With respect to its investments in post-venture small-cap public companies, the Company anticipates that its primary focus will be on companies that the Investment Adviser believes to have significant potential for growth in sales and earnings. A post-venture company is a company that has received venture capital or private equity financing either (a) during the early stages of the company's business or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Company intends to limit its post-venture investments to companies which within the prior 10 years have received an investment of venture or private equity capital, have sold or distributed securities to venture or private equity capital investors, or have completed an initial public offering of equity securities.

     The Company anticipates that, as a general rule, most of its investments will be in small- to medium-sized companies with total assets or annual sales under $500,000,000. Many of these companies may have very limited operating histories. The Company's Investment Adviser will seek to identify investment opportunities from a variety of sources, including referrals from finance and other professionals, business executives and entrepreneurs known to the Company's management from prior business, investment and professional relationships. See "The Company."

     The Company's main criterion for the selection of portfolio companies is the potential for above average long-term growth in sales and earnings. The Company will consider a number of factors in evaluating prospective investments in portfolio companies including, among others, the quality, depth and experience of management; the existence of potentially large unfulfilled markets for the portfolio companies' products and services; the nature of the portfolio companies' products and services; the structure, price and terms of investments in the portfolio companies; and, with respect to post-venture small-cap companies, the identity of, and amount and terms of securities owned by, venture or private equity capital investors who are stockholders in the company. See "Investment Objectives and Policies."

     The Company is a closed-end, non-diversified investment company which has elected to be treated as a Business Development Company under the Investment Company Act. As such, the Company will be generally required to invest at least 70% of its total assets in certain prescribed "Eligible Assets," including securities of privately held companies and cash items, government securities and high-quality short-term debt. See "Regulation" for the statutory definition of "Eligible Assets."

     The Company intends to qualify as a regulated investment company for federal income tax purposes in order to qualify for pass-through tax treatment. Therefore, the Company expects to distribute substantially all of its investment company taxable income (net investment income from interest and dividends and net short-term capital gains) to stockholders on an annual basis. The Company may choose to distribute net realized long-term capital gains, or to retain such gains, net of applicable taxes that would be payable by the Company, to supplement equity capital and to support growth in its portfolio. See "Federal Income Tax Matters."


     Brantley Capital Management, L.L.C. (the "Investment Adviser"), based in Cleveland, Ohio, will act as adviser to the Company. It will be responsible, on a day-to-day basis, for the selection and supervision of portfolio investments. The Company will pay the Investment Adviser an annual management fee of 2.85% of the Company's net assets, determined at the end of each calendar quarter, and payable quarterly in arrears throughout the term of the Investment Advisory Agreement. State Street Bank and Trust Company will serve as the Company's administrator. For its services, the administrator shall be paid an annual fee based on the Company's average assets on a graduated declining basis beginning at an annual rate of 0.10%, subject to a minimum annual fee of $95,000 (which at $40,000,000 of average assets is 0.24%). See "Management," "Prior Experience of Principals of the Investment Adviser," "The Investment Advisory Agreement" and "Description of Capital Stock -- Administration."

                                  THE OFFERING


Common Stock offered by the
  Company..................  The Company is offering 4,000,000 shares of its
                             Common Stock at the initial public offering price of $10.00 per share. The Underwriters have been granted a 45-day option to purchase up to an aggregate of 600,000 additional shares to cover over-allotments, if any. See "Underwriting."


Investment per investor....  Minimum of 500 shares of Common Stock (200 shares for IRAs). Shares in excess of the applicable minimum must be purchased in 100 share increments.


Common Stock to be
outstanding after the
  Offering.................  4,000,000 shares. See "Description of Capital
                             Stock."



Proposed Nasdaq SmallCap
  Market System symbol.....  BBDC


Use of proceeds............  To make investments in accordance with the
                             Company's investment policies and objectives. See "Use of Proceeds."

Distributions..............  The Company intends to pay quarterly dividends from net investment income. See "Federal Income Tax Matters."

Dividend Reinvestment and
Cash Purchase Plan.........  All cash distributions to stockholders will be reinvested automatically under the Company's
                             Dividend Reinvestment and Cash Purchase Plan in additional whole and fractional shares of Common Stock unless a stockholder or its representative elects to receive cash. See "Dividend Reinvestment and Cash Purchase Plan" and "Federal Income Tax Matters."

Leverage and borrowing.....  The Company presently does not intend to use borrowed funds to make investments, however, it reserves the right to do so. The Company from time to time may borrow on a short-term basis against maturities of its investments for purposes of meeting short-term cash needs. Also, it may borrow funds from time to time and at quarter end in order
                             (i) to maintain sufficient cash assets necessary to meet the requirements for qualification as a Business Development Company and the diversification requirements to qualify as a regulated investment company for federal income tax purposes, and (ii) to make distributions necessary to qualify as a regulated investment company for federal income tax purposes. All borrowings by the Company will be subject to the percentage limits permitted by the Investment Company Act and any other applicable federal or state laws. See "Risk Factors -- Use of Leverage" and "Investment Objectives and Policies."

Stock options..............  The Company has adopted a stock option plan and, subject to approval by the Commission, has adopted a disinterested director option plan, pursuant to which plans, 1,250,000 shares of Common Stock have been reserved for future issuance upon the exercise of options that may be granted to directors, officers and employees of the Company. See "Management -- Stock Options."

Risk factors...............  The securities offered hereby involve a high degree of risk including, but not limited to, the Company's lack of prior operating history; dependence upon its Investment Adviser; investments in privately-owned companies; investments in small-cap public companies; the illiquid nature of many of the Company's investments; dependence on the state of the public offering market or availability of strategic buyers; risks relating to potential conflicts of interest; potential delays in investing Offering proceeds and making distributions; possible borrowing by the Company; competition for investments; potential need for follow-on investments in portfolio companies; unspecified use of investment proceeds; possible portfolio valuation problems; lack of diversification; possible loss of pass-through tax treatment; and a potentially limited public market for, or discounted trading of, the Common Stock of the Company. See "Risk Factors."

Anti-takeover provisions...  The Board of Directors of the Company is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide a greater likelihood of continuity of management for the Company because such continuity may be necessary for the Company to realize the full value of its investments. A staggered Board of Directors may serve to deter hostile takeovers of the Company, as may certain other measures adopted by the Company, including high voting provisions which must be met in order for stockholders to remove directors or to convert the Company to an open-end investment company. See "Description of Capital Stock -- Anti-Takeover Provisions."

                               FEES AND EXPENSES

     The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES

Sales load (as a percentage of offering price)...........................   None (1)
Dividend Reinvestment and Cash Purchase Plan fees........................   None (2)
ANNUAL EXPENSES (as a percentage of net asset value) (3)
  Management fees........................................................   2.85% (4)
  Interest payments on borrowed funds....................................   None (5)
  Other expenses (estimated).............................................   1.15% (6)
Total Annual Expenses (estimated)........................................   4.00%

---------------

(1) Not including the organizational expenses and expenses of this Offering, which are estimated to be $633,150. In addition, the Company and the Investment Adviser have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act. The Investment Adviser (not the Company) will pay the Underwriters a commission in the amount of 7.0% of the aggregate initial public offering price of Common Stock in connection with sales of Common Stock in this Offering. In addition, the Investment Adviser will pay the Principal Underwriter a one-time structuring fee of $500,000 at the close of the Offering. See "The Investment Advisory Agreement."

(2) The expenses of the Dividend Reinvestment and Cash Purchase Plan are included in stock record expenses, a component of "Other expenses." The participants in the Dividend Reinvestment and Cash Purchase Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases.


(3) Assumes a net asset value of $40,000,000 based on the sale of 4,000,000 shares in the Offering.


(4) Payable to the Investment Adviser.

(5) Assumes no leverage.

(6) Includes estimated accounting, legal, administrative, stockholder relations, transfer agent, stock record and custodian expenses.

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no leverage and are based upon payment by the Company of operating expenses at the levels set forth in the table above.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5.0% annual return................................   $ 42     $ 127     $ 213      $435

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE FUTURE EXPENSES OF THE COMPANY, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes (as required by the Commission) a 5.0% annual return, the Company's performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Dividend Reinvestment and Cash Purchase Plan may receive shares purchased by the administrator of the Dividend Reinvestment and Cash Purchase Plan at the market price in effect at the time, which may be at, above or below net asset value. See "Dividend Reinvestment and Cash Purchase Plan."

                                  RISK FACTORS

     THE PURCHASE OF THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS INVOLVES A NUMBER OF SIGNIFICANT RISKS. AS A RESULT, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL ACHIEVE ITS INVESTMENT OBJECTIVES. IN ADDITION TO THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS, THE FOLLOWING RISK FACTORS SHOULD BE CAREFULLY CONSIDERED IN EVALUATING AN INVESTMENT IN THE COMMON STOCK.

LACK OF OPERATING HISTORY; DEPENDENCE UPON INVESTMENT ADVISER

     The Company has recently been organized to make investments in portfolio companies selected by the Investment Adviser. Investors will have no right or power to take part in the management of the Company and will not receive the detailed financial information made available by portfolio companies to the Investment Adviser in connection with the review of possible purchases for the Company's portfolio. Accordingly, investors must be willing to entrust all management aspects of the Company to the Investment Adviser. While Robert P. Pinkas, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and a director, and Michael J. Finn, President and a director of the Investment Adviser, have a prior record of making and managing investments similar to those to be made by the Company, the Company and the Investment Adviser themselves have no operating history. The Company is dependent for the selection, structuring, closing and monitoring of its investments upon the diligence and skill of the Investment Adviser and Messrs. Pinkas and Finn, the loss of whose services could have a material adverse effect on the operations of the Company. The Investment Adviser does not have written employment agreements with Messrs. Pinkas or Finn. See "The Company -- Investment Adviser," "The
Company -- Operations," "Management," "Prior Experience of Principals of the Investment Adviser" and "The Investment Advisory Agreement."

INVESTMENTS IN PRIVATELY-OWNED COMPANIES

     The portfolio of the Company is expected to consist primarily of investments in small- to medium-sized privately-owned businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its Investment Adviser to obtain information in connection with the Company's investment decisions. Typically, such companies depend for their success on the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on their company. Moreover, such companies frequently have less diverse product lines and market shares than their competition. These companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Therefore, investment in small- to medium-sized privately-owned businesses involves a high degree of business and financial risk, which can result in substantial losses. See "Investment Objectives and Policies."

INVESTMENTS IN SMALL-CAP PUBLIC COMPANIES

     Investing in securities of small-cap public companies may involve greater risks than investments in other public companies because these securities may have limited marketability and, thus, may be more volatile. Because small-cap public companies often have fewer shares outstanding than larger companies, it may be more difficult for the Company to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established public companies. There is typically less publicly available information concerning small-cap companies than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of small-cap public companies or special situations offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

Therefore, an investment in the Company may involve a greater degree of risk than an investment in other companies or funds that seek capital appreciation by investing in better-known, larger companies. See "Investment Objectives and Policies."

ILLIQUIDITY OF PORTFOLIO INVESTMENTS

     Most of the investments of the Company will be securities acquired directly from small, privately-owned companies. The Company's portfolio securities will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when the Company deems it necessary or advantageous.

DEPENDENCE ON PUBLIC OFFERING MARKET OR AVAILABILITY OF STRATEGIC BUYERS

     The success of the investment strategy of the Company will be affected in large part by the state of the securities markets in general and the market for public financings in particular. Changes in the securities markets and general economic conditions, including economic downturns, fluctuations in interest rates, the availability of credit, inflation and other factors, may affect the value of the Company's investments. The market for initial public offerings is cyclical in nature and, accordingly, there can be no assurance that the securities markets will be receptive to initial public offerings, particularly those of small-cap companies. Any adverse change in the market for public offerings could have a material adverse effect on the Company and could severely limit the Company's ability to realize its investment objectives. The availability of strategic buyers for the companies in which the Company invests may also fluctuate from time to time. Such availability will also be affected by the state of the securities markets and general economic conditions.

CONFLICTS OF INTEREST

     Robert P. Pinkas, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and a director, Michael J. Finn, President and a director, Paul H. Cascio, Vice President and Secretary and James R. Bergman, Vice President of the Investment Adviser, serve as general partners of the general partners of certain venture capital investment partnerships and, as such, may encounter conflicts of interest regarding the selection of investment opportunities and the allocation of management time. Messrs. Pinkas, Finn and Cascio serve as general partners of the general partners of Brantley Venture Partners II, L.P. ("BVP II") and Brantley Venture Partners III, L.P. ("BVP III"), and Mr. Bergman serves as a general partner of the general partner of BVP
III. Mr. Pinkas serves as general partner of the general partner of Brantley Venture Partners, L.P. ("BVP I"). In addition, Messrs. Pinkas and Finn may from time to time organize subsequent investment companies or private funds. As of the date of this Prospectus, BVP I and BVP II are fully invested, while BVP III is less than 40% invested.

     The principals of the Investment Adviser intend to select investments for the Company, for BVP III and for other future affiliates separately, considering in each case only the investment objectives, investment position, available funds and other pertinent factors applicable to that particular investment fund. However, the Company is seeking an exemptive order from the Commission relieving the Company, subject to certain terms and conditions, from certain of the provisions of the Investment Company Act to permit co-investments by the Company with certain private equity funds managed by affiliates of the Investment Adviser. Assuming receipt of a favorable exemptive order from the Commission, the Company anticipates that, subject to certain terms and conditions, BVP III and other future affiliates may frequently invest in the same portfolio companies due to similarities in certain of their investment strategies, with each of the Company, BVP III and other future affiliates taking a position in the portfolio company.

     In addition, the Company and the Investment Adviser intend to seek exemptive relief from certain provisions of the Investment Company Act to permit the Company to invest in portfolio companies in an offering by an issuer in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. To the knowledge of the Company or the Investment Adviser, exemptive relief of this type has not been granted previously by the Commission. Accordingly, there can be no assurance that the application for such exemptive relief will be granted, and, therefore, there can be no assurance that the Company will be permitted to invest in portfolio companies in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. The Company anticipates that the application for exemptive relief will include conditions, among others, requiring that before such an investment would be made: (i) the investment be of a type that has preferences and terms that are the same or better than those of the investment owned by BVP I, BVP II or BVP III, (ii) a majority of the Company's directors who have no financial interest in the investment and a majority of the Company's disinterested directors approve the investment, and
(iii) the Company and Company affiliates purchase in the aggregate less than a majority of the investment offered, such that unaffiliated institutional investors are likely to be establishing the pricing of such investment opportunities. See "The Company -- Selection of Investments," "Investment Objectives and Policies" and "Management."

POTENTIAL DELAYS IN INVESTING PROCEEDS OF OFFERING AND MAKING DISTRIBUTIONS

     The Company intends to invest at least 50% of its total assets in "eligible portfolio companies" within two years after the completion of this Offering. Such a delay is common for Business Development Companies because of the level of due diligence, level of documentation and time of negotiation necessary for investments in entities that meet the requirements for "Eligible Assets." For a summary definition of eligible portfolio company and Eligible Assets, see "The Company -- Eligible Portfolio Companies" and "Regulation." Further, although the Company intends to seek investments that will reach a state of maturity at which disposition can be considered within 18 months to three years from the date of initial investment, investments in Eligible Assets may typically take from four to seven years to reach such a stage. In light of the foregoing, a significant distribution of proceeds from the disposition of Eligible Assets may likely not be made until the later years of the Company's existence. Furthermore, no assurances can be given that the Company will achieve investment results that will permit any specified level of cash distributions. See "Distributions."

USE OF LEVERAGE

     The Company presently does not intend to use borrowed funds to make investments, however, it reserves the right to do so. The Company may borrow from time to time on a short-term basis against maturities of its investments for purposes of meeting short-term cash needs. Also, the Company may borrow funds from time to time and at quarter end in order (i) to maintain sufficient cash assets necessary to satisfy the requirements for qualification as a Business Development Company and the diversification requirements to qualify as a regulated investment company for federal income tax purposes, and (ii) to make distributions necessary to qualify as a regulated investment company for federal income tax purposes. Any such borrowing by the Company will be subject to the requirements of Section 18 of the Investment Company Act, as modified by Section 61 of the Investment Company Act, including the requirement that any amount borrowed must have asset coverage of at least 200% of the amount borrowed. Such borrowing by the Company could increase the investment risk and the volatility of the price of the Company's Common Stock because (i) leverage exaggerates any increase or decrease in the value of the Company's portfolio, (ii) the costs of borrowing may exceed the income from the portfolio assets mortgaged or pledged to secure the borrowing, (iii) a decline in net asset value results if the investment performance of the portfolio assets mortgaged or pledged to secure the borrowing fails to cover the repayment of the borrowing together with interest and other costs associated with the borrowing, (iv) a decline in net asset value could affect the ability of the Company to make dividend payments or distributions with respect to the Common Stock, (v) a failure to pay dividends or make distributions could affect the ability of the Company to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and (vi) if the asset coverage for the debt securities issued to effect the borrowing declines to less than 200% (as a result of market fluctuations or otherwise), the Company may be required to sell a portion of its investments when it may be disadvantageous to do so. The directors and officers of the Company will seek to manage the Company's borrowings in such a manner to mitigate or avoid these risks, but there is no assurance that they will be successful in this regard. See "Regulation" and "Federal Income Tax Matters."

COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A large number of entities and individuals compete for the types of investments to be made by the Company. Many of these entities and individuals have greater financial resources than the Company. As a result of this competition, the Company from time to time may be precluded from entering into attractive transactions. There can be no assurance that the Company will be able to identify and complete investments that satisfy the Company's investment objectives or that it will be able to fully invest its available capital.

POTENTIAL NEED FOR FOLLOW-ON INVESTMENTS IN PORTFOLIO COMPANIES

     Following its initial investments in portfolio companies, the Company anticipates that it may be called upon to provide additional funds to portfolio companies or have the opportunity to increase investments in successful operations. There is no assurance that the Company will make follow-on investments or that the Company will have sufficient funds to make such investments. Any decision by the Company not to make follow-on investments or its inability to make them may have a substantial impact on portfolio companies in need of such an investment, may result in a diminution of any rights or privileges granted by a portfolio company in connection with the Company's earlier investment, or may result in a missed opportunity for the Company to increase its participation in a successful operation.

UNSPECIFIED USE OF PROCEEDS

     The Company has not identified the particular portfolio investments to be made from the net proceeds from this Offering. Therefore, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Company's investment objectives. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser in deciding whether to make a particular investment or to dispose of any investment. See "Use of Proceeds."

VALUATION OF PORTFOLIO

     There is typically no public market for the securities of small- to medium-sized, privately-owned companies. As a result, the valuation of such securities in the Company's portfolio is subject to the good faith determination of the Company's Board of Directors. There can be no assurance that the values so determined reflect the amounts that will ultimately be realized on these investments. See "Valuation of Portfolio Securities."

LACK OF DIVERSIFICATION

     Based on the amount of funds to be realized from this Offering, it is unlikely that the Company will be able to commit its funds to the acquisition of securities of a large number of companies or to direct its investments to diverse areas. Although the Company intends to elect Subchapter M status under the Code, and will, therefore, be required to meet certain diversification requirements thereunder, the Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act and, therefore, the Company's investments are likely to not be substantially diversified.

POSSIBLE LOSS OF PASS-THROUGH TAX TREATMENT

     The Company intends to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify, the Company must meet certain income distribution and diversification requirements. In any year in which the Company so qualifies, it generally will not be subjected to federal income tax on net investment income and net short-term capital gains distributed to its stockholders. If the Company were to fail to qualify under Subchapter M and its income became fully taxable, a substantial reduction in the amount of income available for distribution to the Company's stockholders could result. In addition, if the Company does not distribute in a timely manner (or treat as "deemed distributed") 98% of its capital gain net income for each one-year period ending on December 31, or distribute 98% of its ordinary income for each calendar year (as well as any income not distributed in prior years), it will be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. See "Federal Income Tax Matters."


LIMITED PUBLIC MARKET FOR COMMON STOCK; TRADING BELOW NET ASSET VALUE



     The Company has applied for listing on the Nasdaq Small Cap Market System. There has been no prior trading market for the Common Stock and there can be no assurance that a regular trading market will develop, or that, if developed, it will be sustained. In addition, shares of closed-end investment companies, such as the Company, often trade below their net asset value. The net asset value of the Common Stock immediately following this Offering may be less than the initial offering price.


                                USE OF PROCEEDS


     The net proceeds to the Company from the sale of the Common Stock offered hereby are estimated to be approximately $40,000,000 or $46,000,000 if the Underwriters' over-allotment is exercised in full (before deduction of organizational expenses and expenses of the Offering estimated to be $633,150). No portion of the net proceeds of the Offering has been allocated to any particular investment. The proceeds will be used to invest in portfolio companies and for working capital and general corporate purposes. Pending such uses, the Company will invest its cash in cash items, government securities or high quality debt securities maturing in one year or less from the time of investment in such high quality debt securities ("Short-Term Investments"). The Company intends to be fully invested in accordance with its investment objectives and policies within three years of the Offering. The Company expects to maintain approximately one percent of its total assets in Short-Term Investments in order to pay for operating expenses and to meet contingencies. The Investment Company Act limits the type of assets that a Business Development Company may acquire to certain prescribed Eligible Assets unless, at the time the acquisition is made, Eligible Assets represent at least 70% of the Business Development Company's total assets (other than non-investment assets necessary or appropriate to its operations as a Business Development Company). Short-Term Investments will qualify as Eligible Assets for this purpose.


                                 DISTRIBUTIONS

     The Company intends to make quarterly distributions to its stockholders of substantially all of its investment company taxable income (net investment income from interest and dividends and net short-term capital gains) and to declare and pay the first distribution in January, 1997. The Company may choose to distribute net realized long-term capital gains, or to retain such gains, net of applicable taxes that would be payable by the Company, to supplement the Company's equity capital and support growth in its portfolio. If the Company does not distribute in a timely manner (or treat as "deemed distributed") 98% of its capital gain net income for each one-year period ending on December 31, or distribute 98% of its ordinary income for each calendar year (as well as any income not distributed in prior years), it will be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. See "Federal Income Tax Matters." Pursuant to the Company's Dividend Reinvestment and Cash Purchase Plan, a stockholder whose Common Stock is registered in such stockholder's own name will have all distributions reinvested automatically in additional shares of Common Stock by the Company's transfer agent, State Street Bank and Trust Company, as administrator of the Dividend Reinvestment and Cash Purchase Plan, unless the stockholder elects, by letter to the Company received prior to the corresponding record date, to receive cash. No assurances can be given that the Company will achieve investment results that will permit any specified level of cash distributions. Because investments in Eligible Assets may take from four to seven years to reach a state of maturity at which disposition can be considered, a significant distribution of proceeds from the disposition of Eligible Assets may likely not be made (if at all) until the later years of the Company's existence. See "Risk Factors -- Illiquidity of Portfolio Investments," "Risk Factors -- Potential Delays in Investing Proceeds of Offering and Making Distributions," "Risk Factors -- Possible Loss of Pass-Through Tax Treatment," "Federal Income Tax Matters" and "Dividend Reinvestment and Cash Purchase Plan."

                                  THE COMPANY

GENERAL

     The Company has been formed to invest primarily in the equity securities (for example, common stock, preferred stock, convertible preferred stock, or options, warrants or rights to acquire stock) and equity-linked debt securities (for example, convertible debt or indebtedness accompanied by warrants, options or rights to acquire stock) of private companies.

     The Company is a newly organized, closed-end, non-diversified investment company incorporated on August 1, 1996 under the General Corporation Law of the State of Maryland, which has elected to be treated as a Business Development Company under the Investment Company Act. As such, the Company will be generally required to invest at least 70% of its total assets in certain prescribed "Eligible Assets," including securities of privately held companies and cash items, government securities and high-quality short-term debt. The Company intends that, within two years, at least 50% of its total assets will be invested in private companies to which the Company makes available significant managerial assistance. See "The Company -- Eligible Portfolio Companies," "Regulation" and "Risk Factors -- Potential Delays in Investing Proceeds of Offering and Making Distributions."

     The Company also intends to invest a portion of its assets in post-venture small-cap public companies. The Company's investment objective is the realization of long-term capital appreciation in the value of its investments. In addition, whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies, the Company will seek to provide an element of current income primarily from interest, dividends and fees paid by its portfolio companies.

     With respect to its investments in private companies, the Company anticipates that a principal focus will be on industries that it considers to be good candidates for successful consolidation. The Company also will favor investments in private companies that it believes can achieve the necessary size, profitability and management depth and sophistication to become public companies or become attractive merger or acquisition candidates. The Company seeks to enable its stockholders to participate in investments not typically available to the public due to the private nature of a substantial majority of the Company's portfolio companies, the size of the financial commitment often required in order to participate in such investments, or the experience, skill and time commitment required to identify and take advantage of these investment opportunities. See "Risk Factors."

     The Company intends to be a partner in the growth of its private portfolio companies, rather than merely a financial participant. The Company will offer managerial assistance to its private portfolio companies and expects that its representatives will play a role in setting their corporate strategies and will advise such companies regarding important decisions affecting their businesses, including potential acquisitions, recruiting key managers, and securing equity and debt financing.

     With respect to its investments in post-venture small-cap public companies, the Company anticipates that its primary focus will be on companies that the Investment Adviser believes to have significant potential for growth in sales and earnings. A post-venture company is a company that has received venture capital or private equity financing either (a) during the early stages of the company's business or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Company intends to limit its post-venture investments to companies which within the prior 10 years have received an investment of venture or private equity capital, have sold or distributed securities to venture or private equity capital investors, or have completed an initial public offering of equity securities.

     The Company anticipates that its position as an investor in both private companies and post-venture small-cap public companies will be of benefit to its ultimate returns on its investments. This benefit will be derived from historic and future knowledge that the Company and its managers have and will gain regarding companies, technologies, management, markets and pricing in both public and private markets. For example, knowledge of emerging technologies and companies in the private markets can be beneficial in selecting small-cap public stocks. Conversely, knowledge of public companies and market performance can be beneficial in pricing and structuring private investments. See "Investment Objectives and Policies."

INVESTMENT ADVISER


     Brantley Capital Management, L.L.C., 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122, will serve as the Investment Adviser to the Company. The Investment Adviser will be responsible, on a day-to-day basis, for the selection and supervision of portfolio investments and for management oversight of the

Company's records and financial reporting requirements. The Company will pay the Investment Adviser an annual management fee of 2.85% of the Company's net assets, determined at the end of each calendar quarter, and payable quarterly in arrears throughout the term of the Investment Advisory Agreement.

     Robert P. Pinkas, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and a director, and Michael J. Finn, President and a director of the Investment Adviser, have substantial experience in identifying, evaluating, selecting, negotiating and closing investments similar to those being sought by the Company. See "Risk Factors -- Lack of Operating History; Dependence Upon Investment Adviser," "Risk Factors -- Conflicts of Interest," "Management," "Prior Experience of Principals of the Investment Adviser" and "The Investment Advisory Agreement."

NATURE OF INVESTMENTS IN PORTFOLIO COMPANIES

     The Company's investments in portfolio companies may be in the form of equity or some combination of debt with equity, but will always include some equity feature through which the Company can participate in the growth in the value of the underlying businesses. The Company's investment in a given portfolio company may consist of common stock, preferred stock (which may or may not be convertible into common stock), debentures (which may or may not be convertible into common stock and may or may not be subordinated), warrants to purchase common stock, or some combination thereof. The Company anticipates that its investments in privately-owned portfolio companies will generally be structured with the intention of having the investments achieve liquidity within 18 months to three years from the respective dates of the investments, although there can be no assurance that such time frame will be met and situations may arise in which the Company may hold securities for a longer period. See "Risk Factors -- Investments in Privately-Owned Companies," "Risk
Factors -- Investments in Small-Cap Public Companies," "Risk
Factors -- Illiquidity of Portfolio Investments" and "Risk Factors -- Potential Delays in Investing Proceeds of Offering and Making Distributions."

TEMPORARY INVESTMENTS

     Pending investments in the types of securities described above, the Company will invest its cash in cash items, government securities or high quality debt securities maturing in one year or less from the time of investment in such high quality debt securities. See "Use of Proceeds."

OPERATIONS

     The Investment Adviser expects to locate potential investment opportunities primarily by making use of an extensive network of investment bankers, commercial bankers, accountants and other finance professionals; venture capitalists and other investment professionals; attorneys; business executives; and entrepreneurs.

     The investment process includes the identification, evaluation, negotiation, documentation and closing of the investment. Robert P. Pinkas, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and a director, and Michael J. Finn, President and a director of the Investment Adviser, have extensive experience in all phases of the investment process. The evaluation of a potential investment includes due diligence, which includes review of historical and prospective financial information, and which, particularly in the case of a privately-owned company, usually involves on-site visits; interviews with management, employees, customers and vendors of the potential portfolio company; and background checks and research relating to its management, markets, products and services.

     Upon the completion of due diligence and a decision to proceed with an investment in a private company, the Investment Adviser will create an investment memorandum containing information pertinent to the investment for presentation to the Company's Board of Directors, which must approve the investment. Additional due diligence with respect to any investment by the Company may be conducted by the Company's attorneys and independent accountants prior to the closing of the investment. See "Risk Factors -- Lack of Operating History; Dependence Upon Investment Adviser" and "Risk Factors -- Conflicts of Interest."

SELECTION OF INVESTMENTS

     The Company anticipates that, as a general rule, most of its investments will be in small- to medium-sized companies with total assets or annual sales under $500,000,000. Many of these companies may have very limited operating histories. The Company's main criterion for the selection of investments in portfolio companies is the potential for substantial growth in sales and earnings. The Company will seek to identify companies which have extraordinary opportunities in the markets they serve or that have devised innovative products, services or ways of doing business that afford them a distinct competitive advantage. Such companies might achieve growth either internally or by acquisition. In addition, the Company intends to invest in companies seeking to consolidate fragmented industries. Often, such consolidations can improve performance by bringing experienced management, economies of scale and greater capital resources to bear on businesses that might have lacked such management, economies and resources in the past.

     In evaluating potential portfolio companies, the Company will pay particular attention to the following characteristics:

     MANAGEMENT. The Company will favor investments in companies whose management teams consist of talented individuals of high integrity with significant experience. The Company intends to pay particular attention to the depth of the management team and the extent to which key managers have an ownership interest in the company.

     OPPORTUNITY FOR SIGNIFICANT INFLUENCE. The Company will favor investments in companies in which it has the opportunity to become a partner in the building of the companies, rather than being merely a financial participant. In addition, the Company will favor investments in which its representatives will play a role in setting corporate strategies for the portfolio companies, and will advise such companies regarding important decisions affecting their businesses, including acquisitions for such companies, recruiting key managers, and securing equity and debt financing.

     MARKET DYNAMICS. The Company will favor investments in companies that are addressing a large, unfulfilled market demand with long-term high-growth prospects and that can reasonably expect to achieve and maintain a significant market share through proprietary products and services. The Company will also favor investments in companies that deliver products and services with significant performance and cost advantages and for which there exist significant barriers to effective competition by others. In addition, with respect to its investments in private companies, the Company will favor industries that it considers to be good candidates for successful consolidation. See "Risk Factors -- Competitive Market for Investment Opportunities."

     ABILITY TO ACHIEVE LIQUIDITY. With respect to its investments in private companies, the Company will consider the potential and likely means for achieving the liquidity that would ultimately enable the Company to achieve cash value for its equity investments. Possible ways of achieving liquidity include an initial public offering of the portfolio company, a sale of the portfolio company or a purchase by the portfolio company of the Company's equity interest in the portfolio company. See "Risk Factors -- Investments in Privately-Owned Companies," "Risk Factors -- Illiquidity of Portfolio Investments" and "Risk Factors -- Potential Delays in Investing Proceeds of Offering and Making Distributions."

     GROWTH AT A REASONABLE PRICE. With respect to investments in post-venture small-cap public companies, the Company will target companies whose current and projected price/earnings ("P/E") ratios are less than their respective growth rates. This growth at a reasonable price discipline is anticipated to result in attractive stock appreciation as a result of both earnings growth and P/E multiple expansion. The majority of these post-venture public investments are expected to be in companies with prior financial support from professional venture capitalists and private equity funds, as these companies often have stronger management teams, better financial controls and significant competitive advantages. See "Risk Factors -- Investments in Small-Cap Private Companies."

POTENTIAL CO-INVESTMENTS

     The Company anticipates "co-investing" with BVP III, an affiliate of the Company and the Investment Adviser, as well as with other future affiliates, in specified amounts and on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such affiliate and certain other conditions. The Company intends to submit an application to the Commission to seek an exemptive order, subject to certain terms and conditions, to relieve the Company from certain provisions of the Investment Company Act to permit such co-investments. In addition, the Company and the Investment Adviser intend to seek exemptive relief from certain provisions of the Investment Company Act to permit the Company to invest in portfolio companies in an offering by an issuer in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. To the knowledge of the Company or the Investment Adviser, exemptive relief of this type has not been granted previously by the Commission. Accordingly, there can be no assurance that the application for such exemptive relief will be granted, and therefore, there can be no assurance that the Company will be permitted to invest in portfolio companies in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. The Company anticipates that the application for exemptive relief will include conditions, among others, requiring that before such an investment would be made: (i) the investment be of a type that has preferences and terms that are the same or better than those of the investment owned by BVP I, BVP II or BVP III, (ii) a majority of the Company's directors who have no financial interest in the investment and a majority of the Company's disinterested directors approve the investment, and (iii) the Company and Company affiliates purchase in the aggregate less than a majority of the investment offered, such that unaffiliated institutional investors are likely to be establishing the pricing of such investment opportunities. See "Risk Factors -- Conflicts of Interest."

ELIGIBLE PORTFOLIO COMPANIES

     The Company, as a Business Development Company, may not acquire any asset other than "Eligible Assets" unless, at the time the acquisition is made, Eligible Assets represent at least 70% of the Company's total assets (other than certain assets necessary for its operation, such as office furniture, equipment and facilities). "Eligible Assets" are described in Section 55(a) of the Investment Company Act. The principal categories of Eligible Assets relevant to the proposed business of the Company are the following:

          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the Investment Company Act as any issuer which:

           (a) is organized under the laws of, and has its principal place of business in, the United States;

           (b) is not an investment company other than a small business investment company wholly-owned by the Business Development Company; and

           (c) (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;

               (ii) is actively controlled by a Business Development Company and has an affiliate of a Business Development Company on its board of trustees or directors; or

               (iii) meets other such criteria as may be established by the
                     Commission.

          (2) Securities of any eligible portfolio company which is controlled by the Business Development Company.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, the Business Development Company must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. Moreover, in order for securities of portfolio companies to constitute Eligible Assets for the purpose of the 70% test, the Company must make available to the issuer of the securities significant managerial assistance; except that, where the Company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance.

     The Company may invest up to 30% of its assets in other portfolio investments. The Company intends that this portion of its portfolio shall consist primarily of investments in post-venture small-cap public companies. See "Use of Proceeds" and "The Company -- Temporary Investments."

COMPETITION

     The Company's primary competitors include financial institutions, venture capital and private equity firms, mutual funds concentrating on post-venture small-cap companies, and other nontraditional investors. Many of these entities have greater financial and managerial resources than the Company. The Company believes that it will compete with such entities primarily on the basis of the quality of its services, the reputations of Messrs. Pinkas and Finn as well as the investment entities they have managed, the Company's investment analysis and decision-making processes, and on the investment terms the Company offers on the securities to be issued by its portfolio companies. See "Risk
Factors -- Competitive Market for Investment Opportunities."

EXPENSES OF THE COMPANY

     In addition to the fees paid to the Investment Adviser, the Company will pay all of its own expenses, including directors' fees; taxes; fees and expenses of the Company's legal counsel, independent accountants and transfer agent; custodial and administrative services fees; expenses of printing and mailing share certificates, stockholder reports, notices to stockholders and proxy statements, and reports to governmental offices; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses of stockholder meetings; Commission and state blue sky registration fees; and the Company's other business and operating expenses not covered in the Investment Advisory Agreement. See "The Investment Advisory Agreement."


     On the basis of the anticipated size of the Company immediately following the closing of the Offering assuming sale of 4,000,000 shares of Common Stock in the Offering, it is estimated that the Company's annual operating expenses, including the Management Fee paid to the Investment Adviser, will be approximately $1,600,000 (approximately 4.0% of the net proceeds of this Offering). While the foregoing estimate has been made in good faith, there can be no assurance that actual annual expenses will not be substantially greater than such estimate as a result of increases in costs, such as costs of transfer agent, stock record, custodian and stockholder relations activities and professional and similar services, that cannot be predicted and are beyond the control of the Company. See "The Investment Advisory Agreement."


     Organizational expenses and expenses of the Offering payable by the Company are estimated to be approximately $633,150. Offering expenses, estimated to be $453,150, excluding the underwriting commissions to be paid by the Investment Adviser and any non-accountable expense allowance, will be charged to capital at the time of issuance of the Common Stock.

BROKER ALLOCATION AND OTHER PRACTICES

     The Investment Adviser will place the orders for the purchase and sale of the Company's publicly traded portfolio securities and any publicly traded options or other derivatives which the Investment Adviser determines are appropriate investments for the Company in accordance with the investment guidelines established by the Company's Board of Directors. The Investment Adviser's overriding objective in effecting such portfolio transactions will be to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decisions. These include: the Investment Adviser's knowledge of negotiated commission rates currently available and other current transaction costs, the nature of the security being traded, the size of the transaction, the desired timing of the trade, the activity existing and expected in the market for the particular security, confidentiality, the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered, the Investment Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers, and the Investment Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Company may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Investment Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid will be reviewed by the Investment Adviser, and reports will be made annually to the Company's Board of Directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Company, the Investment Adviser may often select a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Investment Adviser will use an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Company, to such brokers or dealers to ensure the continued receipt of research products or services the Investment Adviser feels are useful. In certain instances, the Investment Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Investment Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Investment Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Company), while the portions of the costs attributable to non-research usage of such products or services is paid by the Investment Adviser in cash. No person acting on behalf of the Company is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Investment Adviser and not all such research products or services are used in connection with the management of the Company.

     With respect to the Company's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Investment Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Investment Adviser's attention, including investment research related to the security and provided to the Company.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Company's investment objective is the realization of long-term capital appreciation in the value of its investments. In addition, whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies, the Company will seek to provide an element of current income primarily from interest, dividends and fees paid by its portfolio companies. The planned investment strategy of the Company will be to invest in a portfolio of private companies and post-venture small-cap public companies. In accordance with the Company's qualification as a Business Development Company, most of the portfolio companies, at the time of investment, are likely to be private companies. The Company will focus its investment activity on private companies and post-venture small-cap public companies, in most cases not technology intensive, which in the judgment of the Investment Adviser can provide superior investment returns, either because they are presented with extraordinary opportunities to which they are especially well-suited to respond, or because they have devised innovative products, services, or ways of doing business which afford them distinct, defensible, competitive advantages.

     In addition to the growth investment opportunities described above, the Company will look for investments in companies seeking to consolidate fragmented industries. In many instances, such consolidations can improve performance by bringing excellent, professional management, economies of scale, and adequate capital resources to bear on businesses which have lacked these resources. Also, in industry consolidations, often a company can be built through a series of acquisitions at a relatively low multiple of earnings, then sold or taken public at a higher price-earnings ratio.

     Although technology is not an area of emphasis for the Company, the Company will consider investments in companies having innovative, technology-based products which satisfy large, unfulfilled market needs. The Company will also consider investments in "classic" leveraged acquisitions of companies which can be acquired for attractive prices, although the Company does not anticipate that this will be an area of emphasis. The Company has chosen not to emphasize this area because of the large amount of investment funds already devoted to leveraged buyouts and because the Company believes that the talent of its management can be more effectively employed in building companies than in financial engineering.

     The Investment Adviser believes that maintaining a high level of involvement and influence in portfolio companies is an important factor in achieving the desired result. This control is accomplished through a significant ownership position, presence on the board of directors, and close working relationships with portfolio company management. The Company intends to be a partner in building companies, rather than merely a financial participant. With respect to the Company's investments in private companies, the Company anticipates that its representatives will play an active role in setting corporate strategies for such portfolio companies, and will advise such companies regarding important decisions affecting their businesses, including acquisitions for such companies, recruiting key managers, and securing equity and debt financing.

     In making investments and managing its portfolio, the Company will adhere to the following policies (which, except for retaining its status as a Business Development Company, may be changed by a majority vote of the Board of Directors without stockholder approval). The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

     The Company will at all times conduct its business so as to retain its status as a Business Development Company. The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a Business Development Company without the approval of the holders of a majority of its outstanding Common Stock (as defined under the Investment Company Act). In order to retain this status, the Company may not acquire any assets which do not qualify as, Eligible Assets if, after giving effect to such acquisition, the value of its Eligible Assets amounts to less than 70% of the value of its total assets (other than non-investment assets necessary and appropriate to its operations as a Business Development Company). For a summary definition of Eligible Assets, see "The Company -- Eligible Portfolio Companies" and "Regulation." The Company believes that the securities it proposes to acquire in private companies, as well as its Short-Term Investments, will generally be Eligible Assets. Securities of public companies, on the other hand, are generally not Eligible Assets unless they were acquired in a distribution in exchange for, or upon the exercise of, a right relating to securities that were Eligible Assets. Thus, investments in post-venture small-cap public companies, or other public companies, generally may not exceed 30% of the Company's total assets.

     As a general rule, the Company will not concentrate its investments in any particular industry or particular group of industries, although it reserves the right to do so.

     The Company will not (i) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, (ii) acquire the voting stock of, or invest in any securities issued by any other investment company if immediately after such acquisition, the Company and any affiliates of the Company own in the aggregate (A) more than 3% of the total outstanding voting stock of the acquired company, (B) securities having an aggregate value greater than 5% of the value of the total assets of the Company, or (C) securities of the acquired company and all other investment companies (other than treasury stock of the Company) having an aggregate value greater than 10% of the Company, or (iii) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). See the Appendix to this Prospectus for additional information regarding certain financial instruments in which the Company may from time to time invest.

     The Company may make selective bridge loans to public and private companies. These bridge loans may be either secured or unsecured and convertible into common stock of the issuer or issued together with warrants for equity participation, or both. These loans will generally be designed to carry the portfolio company to a private placement, an initial or secondary public offering, a merger and acquisition transaction, or other financing within three years from the date of investment. Bridge loans carry the risk that the event to which the loan is intended to bridge may not occur. The Company intends to minimize such risk whenever practicable, but necessarily acknowledges that it will be present. In addition to equity participation, the Company may receive fees in connection with providing bridge financings.

     The Company may invest as "other portfolio investments" in marketable securities of public companies which the Company's management believes have significant potential for price appreciation. Investments in such other portfolio companies may be made in the form of common stock, preferred stock or securities convertible into or exchangeable for common stock or preferred stock.

     The Company presently does not intend to use borrowed funds to make investments, however, it reserves the right to do so. The Company may borrow from time to time on a short-term basis against maturities of its investments for purposes of meeting short-term cash needs. Generally, such investments will have a maturity of less than one year. Also, the Company may borrow funds from time to time and at quarter end in order (i) to maintain sufficient cash assets necessary to meet the requirements for qualification as a Business Development Company and the diversification requirements to qualify as a regulated investment company for federal income tax purposes, and (ii) to make distributions necessary to qualify as a regulated investment company for federal income tax purposes. All borrowings by the Company will be subject to the percentage limits permitted by the Investment Company Act and any other applicable federal or state laws. See "Risk Factors -- Use of Leverage," "Risk Factors -- Possible Loss of Pass-Through Tax Treatment," "Regulation" and "Federal Income Tax Matters."

     The Company intends to seek an exemptive order from the Commission relieving the Company, subject to certain terms and conditions, from certain provisions of the Investment Company Act to permit co-investments by the Company with BVP III, which is an affiliate of the Company and the Investment Adviser, and subsequent companies or funds that may be organized as affiliates of the Company or the Investment Adviser. Such co-investments will be in specified amounts and on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such affiliate and certain other considerations. There can be no assurance that such affiliates will have capital available to co-invest with the Company.

     In addition, the Company and the Investment Adviser intend to submit an application to the Commission for exemptive relief from certain provisions of the Investment Company Act to permit the Company to invest in portfolio companies in an offering by an issuer in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. To the knowledge of the Company or the Investment Adviser, exemptive relief of this type has not been granted previously by the Commission. Accordingly, there can be no assurance that the application for such exemptive relief will be granted, and therefore, there can be no assurance that the Company will be permitted to invest in portfolio companies in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. The Company anticipates that the application for exemptive relief will include conditions, among others, requiring that before such an investment would be made: (i) the investment be of a type that has preferences and terms that are the same or better than those of the investment owned by BVP I, BVP II or BVP III, (ii) a majority of the Company's directors who have no financial interest in the investment and a majority of the Company's disinterested directors approve the investment, and
(iii) the Company and Company affiliates purchase in the aggregate less than a majority of the investment offered, such that unaffiliated institutional investors are likely to be establishing the pricing of such investment opportunities.

                                   MANAGEMENT

     The business and affairs of the Company are managed under the direction of its Board of Directors. Directors generally will hold office for staggered terms of three years as more fully described in the Company's Articles of Amendment and Restatement of the Charter and its Bylaws. Annual stockholder meetings will be held for the purpose of electing directors upon the expiration of the initial terms of service and for the transaction of such other business as may properly be brought before the meeting. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

DIRECTORS AND OFFICERS

     The following table sets forth certain information regarding the directors and officers of the Company.

             NAME                 AGE                           POSITION
------------------------------    ----    ----------------------------------------------------
Robert P. Pinkas(1)...........      42    Chairman of the Board, Chief Executive
                                          Officer, Chief Financial Officer, Treasurer and
                                          Director
Michael J. Finn(1)............      47    President and Director
Paul H. Cascio................      35    Vice President and Secretary
James R. Bergman..............      54    Vice President
L. Patrick Bales..............      54    Director
Benjamin F. Bryan.............      43    Director
Richard Moodie................      47    Director

------------------

(1) Director who is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act.


     Robert P. Pinkas is Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and a director of the Company and Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and a manager of Brantley Capital Management, L.L.C., which serves as the Investment Adviser to the Company. Mr. Pinkas was the founding partner of BVP I, a venture capital fund started in 1987. Mr. Pinkas led the formation of BVP II and BVP III and serves as a general partner of the general partners of BVP I, BVP II and BVP
III. BVP I, BVP II and BVP III have made venture capital investments similar to the investments to be made by the Company in private companies. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. He serves on the boards of directors of several portfolio companies in which BVP I, BVP II and BVP III have invested, including Gliatech, Inc., Pediatric Services of America, Inc., Medirisk, Inc. and Quad Systems Corporation. He earned A.B. and A.M. degrees from Harvard University and a J.D. from the University of Pennsylvania.



     Michael J. Finn is President and a director of the Company and is President and a manager of the Investment Adviser. Mr. Finn also serves as a general partner of the general partners of BVP II and BVP III. From 1987 to 1995, Mr. Finn served as portfolio manager and vice president of the Venture Capital Group of Sears Investment Management Company ("SIMCO") in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies. From 1983 to 1987, he led the development of a $250 million venture capital program for the State of Michigan Department of Treasury as its deputy director. In 1982, Mr. Finn founded and served as president of the Michigan Certified Development Corporation, a small business development corporation which financed over $50 million of investments in six companies in Michigan during the period 1982 to 1984. In 1976, he launched the Forward Development Corporation, an entity sponsored by the U.S. Small Business Administration for small business financing. He currently serves on the boards of directors of Rhomas Group, Inc., Medirisk, Inc., Pediatric Services of America, Inc. and Silvon Software, Inc. He earned B.S. and M.S. degrees from Michigan State University.


     Paul H. Cascio serves as Vice President and Secretary of the Company and as Vice President and Secretary of the Investment Adviser. Mr. Cascio also serves as a general partner of the general partners of BVP II and BVP III. Prior to joining BVP II and BVP III in May 1996, Mr. Cascio was a managing director and head of the industrial manufacturing and services group in the corporate finance department at Dean

Witter Reynolds Inc. Before joining Dean Witter in December 1987, Mr. Cascio was employed in the corporate finance department at E.F. Hutton & Company, Inc. Mr. Cascio has a B.A. from Colgate University and an M.B.A. from the New York University Graduate School of Business Administration.

     James R. Bergman is Vice President of the Company and Vice President of the Investment Adviser. Mr. Bergman also serves as a general partner of the general partner of BVP III. Mr. Bergman is a Founder and General Partner of DSV Partners III and IV and their predecessors. The DSV entities provide capital management assistance to emerging companies whose focus is primarily in technologies associated with electronics, communications, biotechnology and health care. Over the past 27 years Mr. Bergman has served DSV in several capacities. He was Vice President and Treasurer of Data Science Ventures and later a co-founder and General Partner of DSV Associates, DSV Partners III and DSV Partners IV. He has been involved in the early funding of a number of technology companies, led investments in data communications, semiconductors, computer peripherals, and advanced technology areas, and most recently, focused on investments involving consolidation strategies in various technology-based industries. Mr. Bergman has served on the Boards of more than 30 companies, including Quad Systems and Maxim Integrated Products. He was also a director of the National Venture Capital Association from 1985 to 1990. Mr. Bergman attended UCLA, where he graduated with honors with a B.S. in Engineering and received his M.B.A. with distinction.

     L. Patrick Bales, a director of the Company, is a partner with the firm of Donahue/Bales Associates, an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Previously Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search. He earned his B.S. degree from St. Ambrose University.

     Benjamin F. Bryan, a director of the Company, is Executive Vice President of the Tower Properties Company, a Kansas City, Missouri based developer, owner and manager of real estate. Mr. Bryan functions as chief operating officer and is directly responsible for acquisitions. Tower Properties is a publicly owned corporation specializing in commercial office, multi-family, parking and industrial properties. Mr. Bryan joined Tower Properties in 1991 and has served as a director since 1993. He also serves as Vice President and Director of the Downtown Redevelopment Company, a subsidiary of Tower Properties. From 1980 to 1991, Mr. Bryan held a series of public policy and public administration positions, including Executive Assistant to the Mayor of Cleveland, Public Affairs Manager with the Denver Chamber of Commerce and Executive Director of the Metro Denver Transportation Development Commission. Mr. Bryan earned an A.B. degree from Harvard College.

     Richard Moodie, a director of the Company, is the Founder, President and Chief Executive Officer of KraftMaid Cabinetry, Inc. He has over 27 years experience in growing and managing a manufacturing and marketing business. Mr. Moodie founded KraftMaid Cabinetry in 1969, thereafter growing the business until it was the largest semi-custom kitchen-at-a-time manufacturer in the United States. KraftMaid is the second largest cabinet manufacturer in the country. In 1990, Mr. Moodie sold his majority interest to Masco Corporation of Taylor, Michigan, a $5 billion home furnishing and building materials company. Mr. Moodie holds a limited partnership interest in BVP III.

     The Company's Articles of Amendment and Restatement of the Charter provide, among other things, for a Board of Directors divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each, except that initially the Class I director will serve until the Company's 1997 annual meeting of stockholders, the Class II directors until the 1998 annual meeting of stockholders and the Class III directors until the 1999 annual meeting of stockholders. The Class I director is Mr. Moodie, the Class II directors are Messrs. Bales and Bryan, and the Class III directors are Messrs. Pinkas and Finn.

     Except for stock options to be granted by the Company, the Company anticipates that the officers of the Company otherwise will be compensated solely by the Investment Adviser. Directors who are not officers or employees of the Company will each receive a monthly fee of $500 for serving on the Board of Directors and will receive an additional $1,000 for each meeting of the Board of Directors or a committee thereof that he or she attends.

     The following table sets forth the estimated amounts the Company anticipates paying during its first full fiscal year of operations to its directors and executive officers. The Company does not have a pension plan or other retirement benefits:

                                                                                    AGGREGATE
        NAME OF PERSON                              POSITION                       COMPENSATION
------------------------------    --------------------------------------------    --------------
Robert P. Pinkas..............    Chairman of the Board, Chief Executive                None (1)
                                  Officer, Chief Financial Officer, Treasurer
                                  and Director
Michael J. Finn...............    President and Director                                None (1)
Paul H. Cascio................    Vice President and Secretary                          None (1)
James R. Bergman..............    Vice President                                        None (1)
L. Patrick Bales..............    Director                                           $10,000 (1)
Benjamin F. Bryan.............    Director                                           $10,000 (1)
Richard Moodie................    Director                                           $10,000 (1)

---------------

(1) Does not include equity-based compensation. See "Stock Options."

INDEMNIFICATION AGREEMENTS

     The Company intends to enter into indemnification agreements with each of its directors and officers upon the closing of this Offering. Pursuant to these agreements, the Company will, to the extent permitted under applicable law, indemnify these persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they are or were directors or officers of the Company or that they assumed certain responsibilities at the direction or upon the request of the Company, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices. In addition, the Company's Articles of Amendment and Restatement of the Charter and its Bylaws provide for certain limitations on director liability.

STOCK OPTIONS

     For the purpose of providing officers and employees who have substantial responsibility for the management of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to attract and retain executive personnel of outstanding ability, the Company has adopted the 1996 Stock Option Plan (the "Stock Option Plan").

     The Stock Option Plan authorizes the issuance of options to purchase up to 1,175,000 shares of Common Stock to officers and employees of the Company, with the maximum amount that any one officer or employee may be awarded in any given fiscal year to be fixed at options for 400,000 shares of Common Stock (subject to certain adjustments). The Stock Option Plan will be administered by a committee of the Board of Directors consisting of at least two directors (the "Committee") who will not be eligible for grants or awards of options or other equity securities under the Stock Option Plan. The Committee will determine the executive and other officers and employees of the Company who are eligible to participate in the Stock Option Plan and the terms and conditions, including the number of shares of Common Stock for which options may be granted. Messrs. Pinkas, Finn, Cascio and Bergman are currently eligible to participate in the Stock Option Plan.

     Options granted under the Stock Option Plan will be exercisable at a price not less than the greater of (i) the current market value (as defined in the Stock Option Plan) on the date of option grant and (ii) the current net asset value of the shares of Common Stock. No option may be exercised more than 10 years after the date on which it is granted. Options are not transferable except for disposition by will or intestacy. The number of shares of Common Stock available for options, the number of shares of Common Stock subject to outstanding options and related exercise prices will be adjusted for changes in outstanding shares of Common Stock such as stock splits or combinations of shares of Common Stock.

     Shares of Common Stock purchased upon exercise of options (the "Option Shares") must be paid for in cash or by delivery of a number of shares of Common Stock with an aggregate fair market value equal to the aggregate exercise price of the Option Shares, or any combination thereof. In order to facilitate the purchase of Option Shares, the Company may make arms-length loans to participants in the Stock Option Plan in accordance with Sections 57(j)(2) and 62(1) of the Investment Company Act under the following terms. Each such loan must: (i) have a term of not more than 10 years; (ii) become due within a reasonable time, not to exceed 60 days, after the termination of such participant's employment or service; (iii) bear interest at no less than the prevailing rate applicable to 90-day U.S. Treasury bills at the time such loan is made; (iv) at all times be fully collateralized (such collateral may include any securities issued by the Company); and (v) be approved by a majority of the disinterested directors of the Company on the basis that such loan is in the best interests of the Company and its stockholders.

     Upon the closing of this Offering, options to purchase 225,000, 75,000, 25,000 and 25,000 shares of Common Stock at $10.00 per share will be granted to Messrs. Pinkas, Finn, Cascio and Bergman, respectively. These options will become exercisable as to one-third of the Option Shares on the first anniversary of the closing of this Offering, as to an additional one-third of the Option Shares on the second anniversary of the closing of this Offering and as to the remaining one-third of the Option Shares on the third anniversary of the closing of this Offering.

     In addition, the Company has adopted a stock option plan solely for the disinterested directors of the Company (the "Disinterested Director Option Plan"), subject to receipt of an order of the Commission approving the Disinterested Director Option Plan as fair and reasonable, and not involving overreaching of the Company or its stockholders. The following discussion summarizes the relevant terms of the Disinterested Director Option Plan and is qualified in its entirety by any amendments or modifications which may be required by the Commission as conditions to receipt of an exemptive order.

     Subject to the Commission's approval of the Disinterested Director Option Plan, there will be available 75,000 shares of Common Stock for issuance to the disinterested directors of the Company. Each of the disinterested directors will be automatically granted options to purchase 2,000 shares of Common Stock of the Company at the later of the closing of the Offering and the date on which the Company's request for an order by the Commission approving the Disinterested Director Option Plan is granted by the Commission. Throughout the term of the Disinterested Director Option Plan, following each annual meeting of stockholders of the Company, each disinterested director then serving on the Board of Directors shall automatically be granted options to purchase 2,000 shares of Common Stock. The exercise price of any options granted pursuant to the Disinterested Director Option Plan will be the greater of (i) the current market value (as defined in the Disinterested Director Option Plan) on the date of option grant and (ii) the current net asset value of the shares of Common Stock. No option may be exercised more than 10 years after the date on which it is granted. Options will not be transferable except for disposition by will or intestacy. The number of shares of Common Stock available for options, the number of shares of Common Stock subject to outstanding options and related exercise prices will be adjusted for changes in outstanding shares of Common Stock such as stock splits or combinations of shares of Common Stock.

     Option Shares under the Disinterested Director Option Plan must be paid for in cash or by delivery of a number of shares of Common Stock with an aggregate fair market value equal to the aggregate exercise price of the Option Shares, or any combination thereof. The Disinterested Director Option Plan will be administered by a committee of the Board of Directors.

     In order to facilitate the purchase of Option Shares under the Disinterested Director Option Plan, the Company may make arms-length loans to participants in the Disinterested Director Option Plan in accordance with Sections 57(j)(2) and 62(1) of the Investment Company Act under the following terms. Each such loan must: (i) have a term of not more than 10 years; (ii) become due within a reasonable time, not to exceed 60 days, after the termination of such participant's employment or service; (iii) bear interest at no less than the prevailing rate applicable to 90-day U.S. Treasury bills at the time such loan is made; (iv) at all times be fully collateralized (such collateral may include any securities issued by the Company; and (v) be approved by order of the Commission, upon application, on the basis that the terms of the loan are fair and reasonable and do not involve overreaching of the Company or its stockholders.

     With respect to the Stock Option and Disinterested Director Option Plans, if the amount of voting securities that would result from the exercise of all outstanding options issued to the Company's directors, officers and employees pursuant to the Stock Option Plan and the Disinterested Director Option Plan would, at the time of issuance, exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of these and any other outstanding warrants, options and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company. These limitations are imposed by the current provisions of the Investment Company Act and are subject to change.

                       PRIOR EXPERIENCE OF PRINCIPALS OF
                             THE INVESTMENT ADVISER

     As indicated above, Robert P. Pinkas and Michael J. Finn have substantial experience managing partnerships and other entities which have made investments similar to the investments which will be made by the Company. Mr. Pinkas has over 15 years experience in venture capital investing. In 1981, Mr. Pinkas founded Brantley Partners ("BP"), and from 1981 to 1987 Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. In 1987 he founded the investment partnership BVP I, acting as general partner, with committed capital of $12.5 million which has been fully invested. In 1990 Mr. Pinkas formed the investment partnership BVP II, with committed capital of approximately $30 million from 14 corporate and public pension funds, which has also been fully invested, and in 1995, he formed the investment partnership BVP III with committed capital of approximately $60 million from 16 corporate and public pension funds and which, as of the date of this Prospectus, is less than 40% invested. BVP II's funds have been invested in 15 portfolio companies, and to date, BVP III's funds have been invested in seven portfolio companies. During the period from 1981 to the present, BP, BVP I, BVP II and BVP III, in the aggregate, made investments in 39 small businesses with up to $20 million in revenue, either as part of early-stage financings, expansion financings, acquisition or buyout financings or special situations.

     Mr. Finn has over 20 years of investment experience working with small- to medium-sized companies. Since 1976 Mr. Finn has directed investment activities in small emerging private companies. In 1976 Mr. Finn founded the Forward Development Corporation ("FDC"), a small business development corporation licensed by the U.S. Small Business Administration (the "SBA") to operate under
Section 503 of the Small Business Investment Act of 1958 ("an SBA licensed 503 corporation"). During the period from 1976 to 1982, while Mr. Finn served as its president, FDC was involved in funding 11 companies with $70 million of investment/subordinated debt capital. In 1982, Mr. Finn founded and served as president of the State of Michigan Certified Development Corporation ("MCDC"), an SBA licensed 503 corporation targeting investments in Michigan. During the period 1982 to 1984, under Mr. Finn's direction, MCDC provided over $50 million of investments to six companies. From 1984 to 1987, under Mr. Finn's direction, the venture capital investment group of the State of Michigan Department of Treasury, Bureau of Investments, invested over $350 million in direct investments and limited partnerships. This portfolio included 40 direct investments totaling $89 million and 23 private equity partnerships totaling $284 million. From 1987 to 1995, Mr. Finn directed SIMCO in the investment of over $24 million directly in 25 operating companies and over $58 million in 15 investments in a variety of private equity partnerships.

     Messrs. Pinkas and Finn are both general partners of the general partners of BVP II and BVP III. Prior to Mr. Finn's joining the Brantley organization in 1995, Messrs. Pinkas and Finn had co-invested in five companies through BVP II and SIMCO over the years 1989 to 1995. Together at Brantley, they have invested over $10 million in five companies through BVP II and BVP III.

     The following table provides information about the stage of development and number of portfolio companies in which Messrs. Pinkas and Finn have been principal investors during the periods described above:

                                                                              BVP III
                                             BP        BVP I       BVP II      (FINN/       SIMCO
                                           (PINKAS)   (PINKAS)    (PINKAS)    PINKAS)     (FINN)(1)    TOTAL
                                           -------    --------    --------    --------    ---------    -----
Stage of Enterprise Development:
  Early-Stage Financings (2).............      5          5           6           0            4         20
  Expansion Financings (3)...............      2          2           1           1           17         23
  Acquisition/Buyout Financings (4)......      0          3           8           6           10         27
                                              --         --          --          --           --         --
  Total..................................      7         10          15           7           31         70
                                              ==         ==          ==          ==           ==         ==

---------------

(1) Mr. Finn was one of three members of the investment team at SIMCO that made the investments listed in the SIMCO column above.

(2) These companies are at an early-stage of product and market development, but are run by qualified management. Accordingly, the highest priority will be given to companies with management teams with established records of technical and managerial achievements in closely related fields. Such firms will have launched operations or will have assembled key management, prepared a business plan, have a product ready for market, effected market studies, and be generally well set to do business.

(3) These companies have already created a product or service they are marketing with some success. They need further funds to finance the growth of their businesses and to achieve profitability. In addition, companies in this category may be established and profitable, but still need expansion capital to fuel further growth.

(4) Acquisition financing provides funds to a company to finance its acquisition of another enterprise. Buyout financing usually comprises two categories:
    (a) large divisions or subsidiaries of diversified corporations being divested because of a poor strategic fit; or (b) privately-owned companies available because the owner desires liquidity for various reasons, including estate planning. In both cases members of existing management will participate in the company's ownership and ongoing operation. These are usually mature enterprises with stable earnings histories and positive cash flows.

     The Company's investment strategy will build on the investment philosophy and valuation methods, as well as the network of business and professional relationships developed by the management team of BVP I, BVP II and BVP III (sometimes referred to hereinafter collectively as "BVP"). Of course, investors in the Company are not acquiring an interest in BVP I, BVP II, BVP III or any other entity in which Messrs. Pinkas or Finn are involved. The past performance of BVP or of Messrs. Pinkas and Finn is no guaranty of future performance.

     The following list includes all companies in which BP and BVP invested in the past as well as all SIMCO private equity investments with respect to which Mr. Finn was a principal. The list includes some companies whose securities are no longer held by BP, BVP or SIMCO. Some of the investments made in the companies included in the list have a current value that is less than the initial cost. The list is included to illustrate the types of companies with which the principals of the Investment Adviser have had direct investment experience.

     The BP and BVP portfolio companies involved in the investments listed in the above table are as follows:

- Aronex Pharmaceuticals, Inc.
     Pharmaceuticals for treating cancer and infectious diseases

- Automation Systems and Products, Inc.
     PC based software for industrial control applications

- Barrier Systems, Inc.
     Specialty chemicals for treatment of asbestos-related problems

- Direct Marketing Solutions, Inc.
     Direct mail business

- Collaborative Clinical Research, Inc.
     Multi-site clinical research for drug and medical device companies

- Continental Recycling, Inc.
     Environmental holding company focusing on materials recycling

- Criterion Technology, Inc.
     PC peripheral company

- DeCrane Aircraft Holdings, Inc.
     Aircraft components and avionic systems manufacturer

- Campus Convenience Stores, Inc.
     College campus convenience stores

- The Earth Technology Corporation
     Environmental services company

- Financial Integration, Inc.
     Financial services company marketing mortgage, annuity and insurance products.

- Gliatech, Inc.
     Pharmaceuticals and devices for post-surgical scar inhibition, and Alzheimer's treatments

- Health Care Solutions, Inc.
     Home infusion therapy services in secondary markets

- Impact Resources, Inc.
     Proprietary database for market research

- Implex plc
     High density, high performance memory modules and multi-chip electronics packaging

- International Laser Machines, Inc.
     Industrial lasers for cutting, drilling and marking

- Kapok International, Inc.
     Development and marketing of unique seafood species and fruit pulps and powders for its distribution network

- Macronex, Inc.
     Biotechnology company focusing on regulating macrophage activity

- Medirisk, Inc.
     Medical database firm selling physician cost, quality and outcomes data

- Momentum Software Corporation
     Software tools for client/server systems

- Ohmicron Corporation
     Biosensor products for detection of pesticides, microbiologicals, and clinical applications

- Osteo-Technology, Inc.
     Ultrasound technology for the measuring of bone density

- OXIS International, Inc.
     Development of anti-oxidants and free radical scavenger technology to diagnose and treat diseases associated with oxidative stress

- Pediatric Services of America, Inc.
     Home health care company focusing on full-service pediatric care

- PPA, Inc.
     Pediatric physician practice management company

- Protect America, Inc.
     Manufacturing, packaging, and marketing of spill containment kits, personal protective kits, and absorbents

- Quad Systems Corporation
     Surface-mount assemblers for the electronic industry

- RF Micro Devices, Inc.
     Radio frequency integrated circuits for cellular radio and digital wireless communication systems

- Rhomas Group, Inc.
     Specialty packaging company focusing on folding carton niche

- Sparkle Parts, Inc.
     Parts washing machines for the automotive industry

- Stamford Systems, Inc.
     Mainframe software for enterprise evaluation

- Summation, Inc.
     PC-based instrumentation

- SysteMed, Inc.
     Mail-order pharmaceuticals and prescription drug benefit management company

- TBN Holdings Inc.
     Environmental holding company focusing on resource recovery and recycling

- Therox Pharmaceuticals, Inc.
     Pharmaceutical company developing free radical scavengers and anti-oxidants

- Transglobal Wireless Communications, Inc.
     Wireless communications

- Transmodal Corporation
     Intermodal transportation of hazardous waste

- Vectra Banking Corporation
     Bank holding company focusing on Denver area banks

- Waterlink, Inc.
     Industrial waste water treatment

     The SIMCO portfolio companies involved in the investments listed in the table on page 26 above, are as follows:

- AMSCO International
     Institutional health care product company

- Auto Parts Club
     Retail chain selling auto parts and supplies at wholesale prices

- BCI Corp.
     Private cable company

- Christiaens International B.V.
     Manufacturer of branded over the counter and generic drugs

- Classic Cable Holdings L.P.
     Rural cable franchise operator

- Comdata Holdings Corporation
     Fund transfers and other trucking industry services

- Community Rehab Centers
     Rehabilitation physical therapy roll-up

- Eager Enterprises, Inc.
     Proprietary database of active resumes

- EDS Holdings Corp.
     Industrial holding company

- FL Industries, Inc.
     Industrial conglomerate

- Goal Systems International Inc.
     Systems software for IBM mainframes and compatibles

- Gulf South Medical Supply, Inc.
     Medical supply distributor to convalescent homes

- Health Care Solutions, Inc.
     Home infusion therapy services in secondary markets

- Home Diagnostics, Inc.
     Complete line of diabetic-related diagnostic products

- Impact Resources, Inc.
     Proprietary database for market research

- Interactive Financial
     Third party processors for income tax preparers

- Medirisk, Inc.
     Medical database firm selling fee schedule information

- Meridian Data Inc.
     CD ROM publisher with related products

- Mizar Inc.
     Design and manufacture of electronic boards and systems

- Pediatric Services of America, Inc.
     Home health care company focusing on full-service pediatric care

- Pharmaceutical Marketing
     Proprietary database information company in pharmaceutical industry

- Progress Software Corporation
     Advanced application development tools

- RAXCO, Inc.
     Applications, systems and security software

- Shugart Corporation
     Reseller of used equipment

- Silvon Software, Inc.
     Software for AS400 and client/server applications

- Sterling Healthcare Corp.
     Psychiatric hospital facilities management

- Strato Medical
     Vascular-related medical supplies

- Three-Five Systems, Inc.
     Electronic components including custom displays

- Tricord Systems, Inc.
     Manufacturing of high-end file servers

- Triplex Pharmaceutical
     (Merged with two other companies to form Aronex Pharmaceuticals, Inc.)

- Walsh International Inc.
     Target marketing information company to the pharmaceutical industry

                       THE INVESTMENT ADVISORY AGREEMENT


     Pursuant to the Investment Advisory Agreement, Brantley Capital Management, L.L.C., 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122, will serve as investment adviser to the Company. The Investment Adviser will, subject to the overall supervision of the Company's Board of Directors, administer the Company's business affairs and furnish the Company with office facilities and clerical, bookkeeping and record keeping services at such facilities. See "Management."


     The Investment Adviser will be responsible for oversight of the administrator responsible for the financial records required to be maintained by the Company and will assist in the preparation of financial information for reports to stockholders and reports filed with the Commission. In addition, the Investment Adviser will assist the Company in determining and publishing the Company's net asset value, oversee both the preparation and filing of the Company's tax returns, the printing and dissemination of stockholder reports, and generally oversee the payment of the Company's expenses and the performance of administrative and professional services rendered to the Company by others.

     In return for the Investment Adviser's services, the Company will pay to the Investment Adviser an annual management fee of 2.85% of the Company's net assets, determined at the end of each calendar quarter, and payable quarterly in arrears, throughout the term of the Investment Advisory Agreement.

     The Company and the Investment Adviser have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act. In addition, the Investment Adviser (not the Company) will pay the Underwriters a commission in the amount of 7.0% of the aggregate initial public offering price of Common Stock in connection with sales of Common Stock in this Offering and will pay the Principal Underwriter a one-time structuring fee of $500,000 at the close of the Offering. See "Underwriting."

     The Investment Adviser will be responsible for the salaries and expenses of its own personnel and any costs of office space, and local telephone and administrative support to be provided to the Company by the Investment Adviser. The Company will be responsible for all other expenses, including those relating to calculating and publishing the Company's net asset value, all other expenses incurred by either the Investment Adviser or the Company in connection with administering the ordinary course of the Company's business, the registration and organizational expenses described earlier, and direct costs such as printing, mail, long distance telephone, staff, independent accountants and outside legal costs.

     The Investment Adviser, from its own funds, has agreed to make payments to the Principal Underwriter for consultation and statistical and factual information with respect to the Company's market performance and general economic and business conditions. The Principal Underwriter will have no responsibility or authority with respect to the Company's investments. See "Underwriting."

     The Investment Advisory Agreement was approved by the Board of Directors on October 29, 1996 and is effective for an initial term of two years from the date of this Prospectus and may be continued thereafter, from year to year provided that its continuance is approved annually by the Company's Board of Directors or by vote of the holders of a majority of the Company's outstanding shares of Common Stock, including, in either case, approval by the directors of the Company who are not interested persons. The Investment Advisory Agreement may be terminated by either party without penalty upon at least 60 days' notice to the other. See "Risk Factors -- Lack of Operating History; Dependence Upon Investment Adviser."

                                   REGULATION

     After filing its election to be treated as a Business Development Company under the Investment Company Act, a company may not withdraw its election without first obtaining the approval of holders of a majority of its outstanding voting securities (as defined under the Investment Company Act). The following is a brief description of the Investment Company Act and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

     Generally, to be eligible to elect Business Development Company status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a Business Development Company, a company must (i) be a domestic company; (ii) have registered a class of its securities or have filed a registration statement with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934; (iii) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (iv) offer to extend significant managerial assistance to such eligible portfolio companies; (v) have a majority of directors who are not "interested persons" (as defined in the Investment Company
Act); and (vi) file (or under certain circumstances, intend to file) a proper notice of election with the Commission.

     An eligible portfolio company generally is a United States company that is not an investment company and that (i) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list; (ii) is actively controlled by a Business Development Company and has an affiliate of a Business Development Company on its board of trustees or directors; or (iii) meets such other criteria as may be established by the Commission. Control under the Investment Company Act is presumed to exist where a Business Development Company owns more than 25% of the outstanding voting securities of the eligible portfolio company.

     Making available significant managerial assistance by a Business Development Company means any arrangement whereby a Business Development Company, through its directors, trustees, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. It is expected that one of the officers or employees of the Company will offer to serve on the board of directors of each private company in which the Company invests and, if such offer is not accepted, will offer to enter into a consulting contract with the management of each such private portfolio company. In such capacity, such person will offer his or her substantial experience in strategic management and, if requested, will lend his or her assistance in arranging financings, managing relationships with financing sources, recruiting management personnel, and evaluating acquisition and divestiture opportunities. Such person will be able to call on the experience of the other directors and officers of the Company or the Investment Adviser, as well, if needed.

     The Investment Company Act prohibits or restricts companies subject to the Investment Company Act from investing in other investment companies. Moreover, the Investment Company Act limits the type of assets that a Business Development Company may acquire to certain prescribed Eligible Assets unless, at the time the acquisition is made, Eligible Assets represent at least 70% of the value of the Business Development Company's total assets (other than non-investment assets necessary or appropriate to its operations as a Business Development Company). "Eligible Assets" include (i) privately acquired securities of companies that were eligible portfolio companies at the time the Business Development Company acquired the securities; (ii) securities of bankrupt or insolvent companies; (iii) securities of eligible portfolio companies controlled by a Business Development Company; (iv) securities received in exchange for or distributed in or with respect to any of the foregoing; and (v) cash items, government securities and high-quality short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered Eligible Assets. Such restrictions include limiting purchases to transactions not involving a public offering and the requirement that securities be acquired directly from either the portfolio company or its officers, directors or affiliates.

     Many of the transactions involving an investment company and its affiliates (as well as affiliates of those affiliates) which would otherwise be prohibited without the prior approval of the Commission under the Investment Company Act are permissible for Business Development Companies. However, certain transactions involving certain persons related to the Company, including its directors, officers and employees, may still require the prior approval of the Commission. In general, (i) any person who owns, controls or holds power to vote more than 5% of the Company's outstanding shares of Common Stock; (ii) any director, executive officer or general partner of that person; and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the Company's disinterested directors and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Company or any company controlled by the Company. The Investment Company Act generally does not restrict transactions between the Company and its eligible portfolio companies.

     While a Business Development Company may change the nature of its business so as to cease being a Business Development Company (and in connection therewith withdraw its election to be treated as a Business Development Company) only if authorized to do so by a majority vote (as defined in the Investment Company
Act) of its outstanding voting securities, changes in other investment policies of a Business Development Company do not require stockholder approval (in contrast to the general Investment Company Act requirement which requires stockholder approval for a change in any fundamental investment policy). The Company is entitled to change its non-diversification status without stockholder approval. The Company, in the future, may seek to become exempt from Investment Company Act regulation.

     The Investment Company Act prohibits an investment company such as the Company from knowingly participating in a joint transaction with an affiliate of any director or investment adviser to the investment company. Accordingly, the Company may not, without exemptive relief from the Commission, participate in a joint transaction with BVP or a subsequent company or companies, fund or funds which may be affiliates of the Company or the Investment Adviser, or any other entity managed by the persons who are the principals of the Investment Adviser (collectively, "Company Affiliates"). The Company and the Investment Adviser intend to submit an application to the Commission to permit such co-investment. The Investment Adviser believes that it will be advantageous for the Company to co-invest with BVP where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. The Investment Adviser believes that co-investment by the Company and any Company Affiliates will afford the Company the ability to achieve greater diversification and, together with any Company Affiliates, the opportunity to exercise greater influence on the portfolio companies in which the Company and any Company Affiliates invest together. Accordingly, the application will seek an exemptive order permitting the Company and any Company Affiliates to invest together in the same portfolio companies where such is consistent with investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. Although the Investment Adviser intends to select investments for the Company and for Company Affiliates separately, considering in each case only the investment objectives, investment position, available funds and other pertinent factors of the particular investment Company or fund, it is expected that if the application for exemptive relief is granted, the Company and any Company Affiliates may frequently invest in the same portfolio companies, with each of the Company and any Company Affiliates taking a position in the portfolio company. If the exemptive relief is granted, it is expected that the Company and any Company Affiliates will invest together in proportion to their respective amounts of capital available for investment where such is consistent with their respective investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. There is no assurance, however, that any such joint investments will in fact be in proportion to their respective amounts of capital available for investment. It is expected that exemptive relief permitting co-investment will be granted only upon the conditions, among others, that before a co-investment transaction is effected, the Investment Adviser will make a written investment presentation regarding the proposed co-investment to the independent directors of the Company and the independent directors of the Company will review the Investment Adviser's recommendation. It is expected that prior to committing to a co-investment, a "required majority" (as defined in Section 57(o) of the Investment Company Act) of the independent directors of the Company will conclude that (i) the terms of the proposed transaction are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company and its stockholders on the part of any person concerned; (ii) the transaction is consistent with the interests of the stockholders of the Company and is consistent with the investment objectives and policies of the Company; and (iii) the investment by the Company Affiliate co-investor would not disadvantage the Company in making its investment, maintaining its investment position, or disposing of such investment and that participation by the Company would not be on a basis different from or less advantageous than that of the Company Affiliate co-investor. There is no assurance that the application for exemptive relief will be granted by the Commission. Accordingly, there is no assurance that the Company will be permitted to co-invest with any Company Affiliates.

     In addition, in the application the Company and the Investment Adviser also intend to seek exemptive relief to permit the Company to invest in portfolio companies in an offering by an issuer in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. To the knowledge of the Company and the Investment Adviser, exemptive relief of this type has not been granted previously by the Commission. Accordingly, there can be no assurance that the application for such exemptive relief will be granted, and therefore, there can be no assurance that the Company will be permitted to invest in portfolio companies in which BVP I, BVP II or BVP III is an existing investor and the Company is not an existing investor. The Company anticipates that the application for exemptive relief will include conditions, among others, requiring that before such an investment would be made: (i) the investment be of a type that has preferences and terms that are the same or better than those of the investment owned by BVP I, BVP II or BVP III, (ii) a majority of the Company's directors who have no financial interest in the investment and a majority of the Company's disinterested directors approve the investment, and
(iii) the Company and Company affiliates purchase in the aggregate less than a majority of the investment offered, such that unaffiliated institutional investors are likely to be establishing the pricing of such investment opportunities. See "Risk Factors -- Conflicts of Interest."

                       VALUATION OF PORTFOLIO SECURITIES

     On a quarterly basis, and at such other times as deemed appropriate under the circumstances, the Company's Board of Directors will prepare a valuation of the assets of the Company using the methods described below.

     As a general principle, the current "fair value" of an investment being valued by the Company's Board of Directors would be the amount which the Company might reasonably expect to receive for it upon its current sale. There is a range of values that are reasonable for such investments at any particular time. Generally, pursuant to procedures established by the Company's Board of Directors, the fair value of each such investment initially will be based primarily upon its original cost to the Company. Cost will be the primary factor used to determine fair value until significant developments or other factors affecting the portfolio company (such as results of operations, changes in general market conditions, subsequent financings or the availability of market quotations) provide a basis for value other than a cost valuation.

     The Company anticipates that many future investments made in securities for which a public market exists may be "restricted securities" by virtue of the Securities Act. Generally, in such instances, the Company will negotiate for securities registration rights necessary for a public offering thereof on specified terms whenever deemed to be reasonably feasible by management. The value for restricted stock investments for which no public market exists cannot be precisely determined. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is likely to be a range of values that is reasonable for such investments at any particular time.


     Portfolio investments for which market quotations are readily available and which are freely transferable will be valued as follows: (i) securities traded on a securities exchange or the Nasdaq National Market System will be valued at the closing price on the last trading day prior to the date of valuation; and
(ii) securities traded in the over-the-counter market (pink sheets) will be valued at the average of the closing bid and asked prices for the last trading day prior to the date of valuation. Securities for which market quotations are readily available but are restricted from free trading in the public securities markets (such as Rule 144 stock) will be valued by discounting the closing price or the closing bid and asked prices, as the case may be, for the last trading day prior to the date of valuation to reflect the illiquidity caused by such restrictions, but taking into consideration the existence, or lack thereof, of any contractual right to have the securities registered and freed from such trading restrictions. For this purpose, an investment that is exercisable for or convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security will be deemed to be an investment for which market quotations are readily available, but the value of any such security will be reduced by any consideration to be paid by the Company in connection with the exercise or conversion of such security.


     Debt securities with maturities of 60 days or less remaining will be valued under the amortized cost method. The amount to be amortized will be the value on the 61st day if the security was obtained with more than 60 days remaining to maturity. Securities with maturities of more than 60 days remaining for which there is a market and which are freely transferable will be valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit purchased by the Company generally will be valued at their face value, plus interest accrued to the date of valuation.

     The fair value of investments for which no market exists and for which the Board of Directors has determined that the original cost of the investment is no longer an appropriate valuation will be determined on the basis of appraisal procedures established in good faith by the Company's Board of Directors. Appraisal valuations will be based upon such factors as the portfolio company's earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future financial prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective.

     The Company may also use, when available, third-party transactions in a portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to completed transactions or firm offers made by sophisticated, independent investors. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect such restrictions.

     The Company's Board of Directors will review the Company's valuation policies from time to time to determine their appropriateness. The Company's Board of Directors may also hire independent firms to review the Investment Adviser's methodology of valuation or to conduct a valuation, which shall be binding and conclusive.

     In order to determine the net asset value per share of the Common Stock,
(i) the value of the assets of the Company, including its portfolio securities, will be determined by the Company's Board of Directors; (ii) the Company's liabilities, if any, will be subtracted therefrom; and (iii) the difference will be divided by the number of outstanding shares of Common Stock. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments or that stockholders might ultimately realize on their holdings.

     The value of portfolio securities may be very difficult to ascertain. Valuation of portfolio securities by the Board of Directors is, by necessity, subjective and may not be indicative of the price at which such securities may ultimately be sold. The net asset value, as determined by the Board of Directors, may not be reflective of the price at which an investor could sell his, her or its shares of Common Stock in the open market. See "Risk
Factors -- Valuation of Portfolio."

                           FEDERAL INCOME TAX MATTERS

     THE FOLLOWING DISCUSSION IS A GENERAL SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE COMPANY AND TO AN INVESTMENT IN THE COMMON STOCK AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE TAX CONSIDERATIONS APPLICABLE TO SUCH AN INVESTMENT. PROSPECTIVE STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSIDERATIONS WHICH PERTAIN TO THEIR PURCHASE OF THE COMMON STOCK. THIS SUMMARY DOES NOT DISCUSS ALL ASPECTS OF FEDERAL INCOME TAXATION RELEVANT TO HOLDERS OF THE COMPANY'S COMMON STOCK IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES, OR TO CERTAIN TYPES OF HOLDERS SUBJECT TO SPECIAL TREATMENT UNDER FEDERAL INCOME TAX LAWS, INCLUDING FOREIGN TAXPAYERS. THIS SUMMARY DOES NOT DISCUSS ANY ASPECTS OF FOREIGN, STATE OR LOCAL TAX LAWS.

     The Company intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. If the Company qualifies as a regulated investment company and distributes to stockholders each year in a timely manner at least 90% of its "investment company taxable income" as defined in the Code (i.e., net investment income from interest and dividends and net short-term capital gains), it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to stockholders. In addition, if the Company distributes in a timely manner (or treats as "deemed distributed" as described below) 98% of its capital gain net income for each one year period ending on December 31, and distributes 98% of its ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. The Company would be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. The Company would also be subject to alternative minimum tax, but any tax preference items would be apportioned between the Company and its stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to the taxable income of the Company determined without regard to the dividends paid deduction. See "Risk Factors -- Possible Loss of Pass-Through Tax Treatment."

     In order to qualify as a regulated investment company for federal income tax purposes, the Company must elect to be treated as a regulated investment company and, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities, loans, gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities; (b) derive in each taxable year less than 30% of its gross income from the sale of stock or securities held for less than three months; (c) diversify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, the securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of the Company's total assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of the Company's total assets are invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers than are controlled by the Company and are engaged in the same or similar or related trades or businesses; and (d) distribute at least 90% of its investment company taxable income each taxable year.


     However, the diversification requirements outlined above are liberalized in the case of certain investment companies. In particular, if the Company, as a Business Development Company, meets certain requirements described below, the 50% diversification requirement is modified so that the Company may include in its 50% pool of investments, the value of the securities of any corporate issuer (even if the Company holds more than 10% of the corporate issuer's voting securities) so long as at the time of the latest investment in the applicable corporate issuer's security the tax basis which the Company has in all securities issued by the corporate issuer does not exceed 5% of the total value of all the Company's assets. For example, if the Company purchased a corporate issuer's stock for a total cost of $3,000,000 at a time when the Company's total assets equaled $100,000,000 the investment would qualify under the diversification test since the Company's tax basis in the investment comprised only 3% of its total assets ($3,000,000/$100,000,000). This would be true irrespective of whether the $3,000,000 investment in the corporate issuer constituted ownership of more than 10% of the corporate issuer. Continuing the example, if the Company's assets appreciated to $150,000,000 and the original $3,000,000 investment in the corporate issuer appreciated in value to $3,750,000 and the Company made an additional $4,000,000 investment in the corporate issuer, the investment would still qualify under the modified diversification rules. Thus, although the total value of the investment in the corporate issuer ($7,750,000 (the $4,000,000 additional investment plus the $3,000,000 initial investment which has appreciated to $3,750,000)) exceeds 5% of the Company's total asset value, the Company's tax basis ($7,000,000 (the $4,000,000 additional investment plus the $3,000,000 initial investment)) does not exceed 5% of the total value. This exception does not apply if the Company has continuously held any securities of the applicable corporate issuer for a period of 10 years.


     In order for the modified diversification rule to apply, the Commission must determine and certify to the Internal Revenue Service (the "IRS") no more than 60 days prior to the close of a tax year that the Company is principally engaged in furnishing capital to corporations which corporations are themselves principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation shall be considered principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available for at least 10 years after the first acquisition of any security in such corporation by the Company if, at the date of the original acquisition, the issuer corporation was principally so engaged. In addition, the Company shall be considered at any date to be furnishing capital to any corporation whose securities it holds, if within 10 years before such date, it had acquired securities in the applicable corporate issuer.

     The diversification exception described in this section does not apply to any quarter if, in that quarter, more than 25% of the total assets of the Company are comprised of securities of corporate issuers, with respect to each of which (i) the Company holds more than 10% of the outstanding voting securities of such issuer; and (ii) the Company has continuously held such security for more than 10 years.

     If the Company acquires debt obligations that were originally issued at a discount, or that bear interest rates that are not fixed (or certain "qualified variable rates") or payable at regular intervals over the life of the obligation, it will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by the Company, and may be required to make distributions in order to continue to qualify as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In this event, the Company may borrow funds or sell temporary investments or other assets to meet the distribution requirements. See "Investment Objectives and Policies."

     For any period during which the Company qualifies as a regulated investment company for federal income tax purposes, distributions to stockholders attributable to the Company's ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits. Distributions in excess of the Company's earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted basis in his, her or its shares of Common Stock and then as gain from the sale of shares of Common Stock. Distributions of the Company's net long-term capital gains (designated by the Company as capital gain dividends) will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his, her or its Common Stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by the Company does not exceed the dividends received by the Company from domestic corporations. Any dividend declared by the Company in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by the Company and received by the stockholders on December 31 of the previous year. In addition, the Company may elect to relate a dividend back to the prior taxable year for the purposes of (i) determining whether the 90% distribution requirement is satisfied, (ii) computing investment company taxable income and (iii) determining the amount of capital gain dividends paid during the prior taxable year if the Company makes such election prior to filing its return for the taxable year and distributes the amount in the 12 month period following the close of the taxable year. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made.

     To the extent that the Company retains any capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders report their share of retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax is then added to the stockholder's cost basis for his, her or its Common Stock. Since the Company expects to pay tax on capital gains at the regular corporate tax rate of 34% and the maximum rate payable by individuals on such gains is 28%, the amount of credit that individual stockholders may report will exceed the amount of tax that they would be required to pay on capital gains. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

     Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must at the time of issuance and immediately thereafter have assets of not more than $50 million and be actively engaged in the conduct of a trade or business not excluded by law. If the Company acquires "qualified small business stock," holds such stock for five years and disposes of such stock at a profit, a stockholder who held his, her or its Common Stock in the Company at the time the Company purchased the qualified small business stock and at all times thereafter until disposition of the stock by the Company would be entitled to exclude from such stockholder's taxable income 50% of such stockholder's share of such gain. One half of any amount so excluded would be treated as a preference item for alternative minimum tax purposes.

     If at least 50% of the value of the total assets of a regulated investment company at the close of each quarter of the taxable year consists of tax exempt obligations, the regulated investment company may designate all or a portion of any dividend (other than a capital gain dividend) as an exempt interest dividend to the extent of the regulated investment company's net income from tax exempt obligations. An exempt interest dividend would be treated by a stockholder of the Company as excludable from gross income under Section 103(a) of the Code, but would also be treated as a preference item by the stockholder for alternative minimum tax purposes.

     A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder's shares of Common Stock. Any gain arising from the sale or exchange of Common Stock generally will be treated as a capital gain or loss except in the case of a dealer or a financial institution, and will be treated as a long-term capital gain or loss if the stockholder has held his, her or its shares of Common Stock for more than one year. However any capital loss arising from a sale or exchange of shares of Common Stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends (or undistributed capital gain) received with respect to such shares of Common Stock.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or the IRS notifies the Company that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Company.

     The Company will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includable in such stockholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as "deemed" distributions of capital gains and as taxes paid by the Company with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Company.

     Under the Company's Dividend Reinvestment and Cash Purchase Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of Common Stock unless a stockholder or its representative elects to receive cash. Such distributions that are invested in additional shares of Common Stock are considered to be constructively received by the stockholder for federal income tax purposes and are included in the stockholder's income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to the stockholder's account. The amount of the distribution is the value of the shares of Common Stock acquired through the Dividend Reinvestment and Cash Purchase Plan. See "Dividend Reinvestment and Cash Purchase Plan."

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Company's Dividend Reinvestment and Cash Purchase Plan, any stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all cash dividends and cash distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in shares of Common Stock pursuant to the Dividend Reinvestment and Cash Purchase Plan unless and except for each such stockholder who individually elects to receive such on a current basis in lieu of reinvestment. In the case of stockholders such as banks, brokers or nominees that hold Common Stock for others who are beneficial owners ("Nominee Stockholders"), the Plan Agent will administer the Dividend Reinvestment and Cash Purchase Plan on the basis of the number of shares of Common Stock certified by such Nominee Stockholders as registered for stockholders that have not elected to receive dividends and distributions in cash. Investors that own shares of Common Stock registered in the name of a Nominee Stockholder should consult with such nominee as to participation or withdrawal from the Dividend Reinvestment and Cash Purchase Plan.

     The Plan Agent serves as agent for the stockholders in administering the Dividend Reinvestment and Cash Purchase Plan. When the Company declares a dividend or distribution payable in cash or in shares of Common Stock, the non-participants will receive cash and the participants will receive the equivalent of the amount of the dividend or distribution in shares of Common Stock to be issued by the Company or purchased by the Plan Agent in the open market. If the market value per share of Common Stock on the record date equals or exceeds the net asset value per share of Common Stock on that date, the Company will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will, as agent for the participant, buy shares of Common Stock in the open market or in private transactions as soon as practicable after such date. If before the Plan Agent has completed the purchases the market price exceeds the net asset value, the Plan Agent may suspend purchasing in the market and the Company will issue new shares at net asset value to fulfill the purchase requirements. See "Valuation of Portfolio Securities" and "Federal Income Tax Matters."


     In connection with dividends and distributions, the Plan Agent will make an initial determination of the market value per share of Common Stock by taking the higher of the average of the closing sales prices, as reported in The Wall Street Journal, at which shares of Common Stock of the Company were traded on the last five days on which trading in the shares of Common Stock was reported to have taken place on the Nasdaq SmallCap Market System prior to the payment date of the dividend or distribution, and 95% of the opening sales price on the payment date, which may be up to three months after the date as of which the net asset value of the shares of Common Stock was last determined.


     Participants also have the option commencing on January 1 of each year, of making additional annual cash payments to the Dividend Reinvestment and Cash Purchase Plan in any amount of $1,000 or more up to $10,000. Larger amounts may be accepted with the prior approval of the Plan Agent. The Plan Agent will use all funds received from participants to purchase shares of Common Stock in the open market on or about February 28. Any voluntary funds must be received no later than 10 days prior to such date and any prior deposit may be withdrawn if written request for withdrawal is received by the Plan Agent no later than 10 days prior to such date.

     The Plan Agent will maintain all stockholder accounts in the Dividend Reinvestment and Cash Purchase Plan and furnish written confirmation of all transactions in an account. Common Stock in the Dividend Reinvestment and Cash Purchase Plan will be held in the name of the participant and each stockholder's proxy will include any Dividend Reinvestment and Cash Purchase Plan holdings.

     There is no charge to the participants for reinvesting dividends and distributions or for voluntary cash payments. The Plan Agent's fees will be paid by the Company. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Company for participants in the Dividend Reinvestment and Cash Purchase Plan. However, each participant will pay a pro rata share of brokerage charges for shares purchased in the market.

     The Company and the Plan Agent reserve the right to terminate the Dividend Reinvestment and Cash Purchase Plan. Further, the Dividend Reinvestment and Cash Purchase Plan may be amended by agreement between the Company and the Plan Agent upon 30 days notice to participants. A participant may withdraw from the Dividend Reinvestment and Cash Purchase Plan upon written request to the Plan Agent, in which event, no further Common Stock purchases will be made for such withdrawing participant and all shares of Common Stock and funds held for such participant will be forwarded to the participant or to the Participant's order. All communications regarding the Dividend Reinvestment and Cash Purchase Plan should be directed to State Street Bank and Trust Company as Plan Agent.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The Company is authorized to issue 25,000,000 shares of Common Stock, par value $.01 per share. As of October 30, 1996, all of the outstanding capital stock of the Company was owned and controlled by Robert P. Pinkas and Michael J. Finn. However, following the Offering, Messrs. Pinkas and Finn will not own or control a majority of the outstanding capital stock of the Company. The holders of Common Stock are entitled to one vote per share on all matters submitted for action by the stockholders. There is no provision for cumulative voting rights with respect to the election of directors. Accordingly, the holders of more than 50% of the outstanding Common Stock will have the power to elect all of the directors. The holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of securities, if any, having preference over the Common Stock. Holders of Common Stock, as such, have no conversion, preemptive or other subscription rights and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are, and the shares of Common Stock offered hereby, when issued against the consideration set forth in this Prospectus, will be, fully-paid and non-assessable. Certificates evidencing the number of shares of Common Stock owned by each stockholder of record will be available upon request by such stockholder.

ANTI-TAKEOVER PROVISIONS

     The Company's Articles of Amendment and Restatement of the Charter and its Bylaws provide for the Board of Directors to be divided into three classes of directors serving staggered three-year terms. This provision has been included in the Articles of Amendment and Restatement of the Charter and the Bylaws to provide greater likelihood of continuity of management for the Company since the nature of the Company's investments is such that continuity of management for a substantial period may be necessary to realize the full value of the investments made by the Company. A staggered Board of Directors may serve to deter hostile takeovers of the Company. The Board of Directors has considered this provision and determined that it is in the best interests of the stockholders.

     Under the Maryland General Corporation Law, a Maryland corporation may not engage in any business combination with any "interested stockholder" or any affiliate of the interested stockholder for a period of five years following the date on which the interested stockholder became an interested stockholder except under certain specified conditions. An "interested stockholder" for this purpose is any holder or affiliate of any holder of 10% or more of the corporation's stock. The law also restricts the voting rights of "control shares" acquired in a "control share acquisition," as defined in the law. As permitted by the law, the Company's Articles of Amendment and Restatement of the Charter exempt from the application of these provisions any shares of the Company that may now or in the future be owned by an employee stock ownership or similar plan.

     In addition, the Company's Articles of Amendment and Restatement of the Charter contain certain special voting provisions. First, a director may be removed by the stockholders only for cause and then only by a vote of the holders of at least 75% of the shares entitled to be cast on the matter. Second, in order to convert the Company from a closed-end to an open-end investment company, the affirmative vote of at least 75% of the Continuing Directors (as defined below) and by the holders of at least 75% of the shares entitled to be cast on the matter. A "Continuing Director" for these purposes is any member of the Board of Directors of the Company who (i) is not a person or affiliate of a person who enters or proposes to enter into a business combination, as defined in the Maryland General Corporation Law, with the Company (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Company for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and has been recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Company. In addition, the Company's Bylaws provide that a meeting of the stockholders that is not called by the Chairman and Chief Executive Officer, the President or a majority of the Board of Directors may be called only by the holders of a majority of the shares entitled to be cast on the matter.

     The effect and intention of these provisions of law and of the Company's Articles of Amendment and Restatement of the Charter and its Bylaws is to make a takeover of the Company more difficult than it might be in the absence of such provisions. The percentages required by the above voting provisions are in excess of those required by Federal law and by the General Corporation Law of the State of Maryland. The Board of Directors of the Company has determined that such provisions are in the best interests of the stockholders of the Company.

ANNUAL MEETINGS

     Pursuant to the Company's Bylaws, an annual meeting of the stockholders of the Company shall be held on such date and at such hour as may from time to time be designated by the Board of Directors and stated in the notice of such meeting for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 will act as the Company's transfer and dividend paying agent and registrar (the "Transfer Agent") and as the Company's custodian.

ADMINISTRATION


     State Street Bank and Trust Company will also serve as the Company's administrator and, subject to appropriate review and approval by the Board of Directors or officers of the Company, will (i) oversee the determination and publication of the Company's net asset value; (ii) oversee the maintenance by the Company's custodian of certain books and records of the Company; (iii) prepare income tax returns for review by the Company's independent auditors;
(iv) review and arrange for payment of Company expenses; (v) prepare financial information to be submitted to Company stockholders and arrange for the printing and dissemination of reports and communications to stockholders; (vi) prepare periodic financial information required to be filed with the Commission; (vii) prepare certain reports relating to the business and affairs of the Company, and upon request, make recommendations to the Board of Directors concerning the performance of the independent auditors or the performance and fees of the custodian and Transfer Agent; (viii) oversee calculations of fees paid to the Investment Adviser, custodian and Transfer Agent; (ix) provide periodic testing of portfolios to assist the Company's Investment Adviser in complying with the Code, the requirements of the Investment Company Act and the limitations in the Prospectus; and (x) provide such other services as shall be necessary to administer the ordinary course of the Company's business. For its services, the administrator shall be paid an annual fee based on the Company's average assets of (a) 0.10% of the first $100 million, (b) 0.08% of the next $100 million, and
(c) 0.06% of average assets in excess of $200 million, subject to a minimum annual fee of $95,000 (which at $40,000,000 of average assets is 0.24%). An additional annual fee of $10,000 will be applied if the Company engages in leverage transactions other than temporary borrowings. The Company will also reimburse the administrator for its out-of-pocket expenses.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement (the "Underwriting Agreement") between the Company and EVEREN Securities, Inc. (formerly, Kemper Securities, Inc.) (the "Principal Underwriter") and McDonald & Company Securities, Inc., Morgan Keegan & Company, Inc., Needham & Company, Inc., Stifel, Nicolaus & Company, Incorporated, First of Michigan Corporation and NatCity Investments, Inc. (collectively with the Principal Underwriter, the "Underwriters"), the Underwriters have agreed to purchase from the Company and the Company has agreed to sell to the Underwriters the number of shares of Common Stock set forth opposite their respective names below at the public offering price set forth on the cover page of this Prospectus. The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent, and that the Underwriters are committed to purchase all of the shares of Common Stock if any are purchased.


     UNDERWRITERS                                                       NUMBER OF SHARES
     ------------                                                       ----------------
     EVEREN Securities, Inc. ............................................
     McDonald & Company Securities, Inc. ................................
     Morgan Keegan & Company, Inc. ......................................
     Needham & Company, Inc. ............................................
     Stifel, Nicolaus & Company, Incorporated............................
     First of Michigan Corporation.......................................
     NatCity Investments, Inc. ..........................................

                                                                              ---------
               Total.....................................................     4,000,000
                                                                              =========


     The Underwriters have advised the Company that the Underwriters propose initially to offer the shares of Common Stock to the public on the terms set forth on the cover page of this Prospectus. There is no underwriting discount or commission charged to the investors on purchases of Common Stock in the Offering. The Investment Adviser (not the Company) will pay the Underwriters a commission in the amount of 7.0% of the aggregate initial public offering price of Common Stock in connection with sales of Common Stock in this Offering and will pay the Principal Underwriter a one-time structuring fee of $500,000 upon the close of the Offering. See "The Investment Advisory Agreement."

     The Underwriters may allow to selected dealers a concession of not more
than $          per share of Common Stock; and the Underwriters may allow, and
such dealers may reallow, a concession of not more than $          per share of
Common Stock to certain other dealers. The concession to selected dealers and reallowances to other dealers may be changed by the Underwriters. The shares of Common Stock are offered subject to receipt and acceptance by the Underwriters, and to certain other conditions, including the right to reject orders in whole or in part.

     The Company has granted an option to the Underwriters, exercisable during the 45-day period after the date of this Prospectus, to purchase up to a maximum of 600,000 additional shares of Common Stock to cover over-allotments, if any, at the same price per share as the initial Common Stock to be purchased by the Underwriters. To the extent the Underwriters exercise this option, each of the Underwriters will be committed, subject to certain conditions, to purchase such additional shares in approximately the same proportion as set forth in the above table. The Underwriters may purchase such shares only to cover over-allotments made in connection with this Offering.


     The Principal Underwriter currently intends to act as a market maker with respect to the shares of Common Stock. However, it is under no obligation to do so and, if it chooses to do so, may cease such activities without notice.

     The Investment Adviser, from its own funds, has agreed to make payments to the Principal Underwriter for consultation and statistical and factual information with respect to the Company's market performance and general economic and business conditions. See "The Investment Advisory Agreement."

     The Underwriting Agreement provides that the Company and the Investment Adviser will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriters may be required to make in respect thereof. However, such indemnification is subject to the provisions of Section 17(l) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect an underwriter of an investment company or Business Development Company against any liability to such company or its security holders to which it would otherwise be subject due to its misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under such agreement.

     The Company has agreed with the Underwriters not to issue any shares or securities convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire, shares of the Company, or enter into any agreement to do any of the foregoing for a period of 120 days after the date of this Prospectus without the written consent of the Principal Underwriter, other than pursuant to the Underwriting Agreement, the Dividend Reinvestment and Cash Purchase Plan, the Stock Option Plan or the Disinterested Director Option Plan as contemplated in this Prospectus.

     The Principal Underwriter has from time to time provided investment banking and financial advisory services to the Investment Adviser and its affiliates and may continue to do so in the future.

     The Company anticipates that the selling broker/dealers or their affiliates may, from time to time, subject to the regulations set forth in the Investment Company Act, act as brokers or dealers in connection with the execution of the Company's investments after the Principal Underwriter ceases to be an underwriter for this Offering. See "The Company -- Broker Allocation and Other Practices."

     Each investor must purchase a minimum of 500 shares of Common Stock in this Offering (except that an IRA must purchase a minimum of 200 shares of Common Stock in this Offering). Any shares in excess of the applicable minimum must be purchased in 100 share increments.

                                 LEGAL MATTERS

     The validity of the shares of Common Stock offered hereby will be passed upon for the Company by Jenner & Block, Chicago, Illinois, who is also counsel to the Investment Adviser. Certain matters will be passed upon for the Underwriters by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois.

                                    EXPERTS

     The Statement of Assets and Liabilities of Brantley Capital Corporation as of October 29, 1996 appearing in this Prospectus and in the Registration Statement has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, appearing elsewhere herein and in the Registration Statement and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Brantley Capital Corporation

We have audited the accompanying statement of assets and liabilities of Brantley Capital Corporation (the "Company") as of October 29, 1996. The Statement of Assets and Liabilities is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Assets and Liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in that financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the Statement of Assets and Liabilities referred to above, presents fairly, in all material respects, the financial position of Brantley Capital Corporation as of October 29, 1996, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Cleveland, Ohio
October 30, 1996

                          BRANTLEY CAPITAL CORPORATION

                      Statement of Assets and Liabilities

                                October 29, 1996


                                      ASSETS
----------------------------------------------------------------------------------
Cash..............................................................................  $     50
Deferred organization costs.......................................................   180,000
                                                                                    --------
                                                                                     180,050
                                                                                    --------
LIABILITIES
----------------------------------------------------------------------------------
Liabilities:
  Accrued organization costs......................................................    74,700
                                                                                    --------
Net assets (25,000,000 shares of Common Stock authorized;
  10,535 shares issued and outstanding)...........................................  $105,350
                                                                                    ========
Net asset value per share.........................................................  $     10
                                                                                    ========


See accompanying notes to statement of assets and liabilities.

                          BRANTLEY CAPITAL CORPORATION

                  Notes to Statement of Assets and Liabilities

                                October 29, 1996

A. ORGANIZATION AND BUSINESS PURPOSES


     Brantley Capital Corporation (the "Company"), a Maryland corporation, was organized on August 1, 1996, and has had no operations to date other than matters relating to its organization and registration as a closed-end, non-diversified investment company organized as a business development company under the Investment Company Act of 1940, and the sale and issuance to the principal stockholders of Brantley Capital Management, L.L.C. (the "Investment Adviser") of 10,350 shares of common stock (the "Common Stock") for an aggregate purchase price of $105,350. The registration and offering of the Company's Common Stock (the "Offering") is for 4,000,000 shares (not including the underwriters' over-allotment option) at a proposed maximum offering price per share of $10.00.


B. DEFERRED ORGANIZATION COSTS AND OFFERING COSTS

     Deferred organization costs relating to the Company will be deferred and amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Company.

     Offering costs payable by the Company will be charged to capital at the time of issuance of Common Stock in the Offering. Underwriting commissions in the amount of 7.0% of the aggregate initial public offering price of the Common Stock, plus a one-time charge of $500,000 payable to the principal underwriter, will be paid by the Investment Adviser.

C. INVESTMENT ADVISORY AGREEMENT

     The Company will enter into an investment advisory agreement with the Investment Adviser pursuant to which the Investment Adviser will, among other things, provide investment advisory services to the Company and will be responsible for the management of the Company's portfolio in accordance with the Company's investment policies and for making decisions to buy, sell, or hold particular securities.

D. STOCK OPTION PLANS

     Concurrent with the initial public offering, a stock option plan has been authorized, which reserves 1,175,000 shares of Common Stock and provides for grants to officers and employees. Upon the closing of the Offering, options to purchase 350,000 shares of Common Stock at $10.00 per share will be granted to the Company's executive officers. These options will become exercisable as to one-third of the Option Shares on the first anniversary of the closing of the Offering, as to an additional one-third of the Option Shares on the second anniversary of the closing of the Offering and as to the remaining one-third of the Option Shares on the third anniversary of the closing of the Offering.

     In addition, the Company has adopted a stock option plan relating to 75,000 shares of Common Stock and providing for option grants solely to the disinterested directors of the Company (the "Disinterested Director Option Plan"), subject to receipt of an order of the Securities and Exchange Commission approving such Plan as fair and reasonable and not involving overreaching of the Company or its stockholders.

                          BRANTLEY CAPITAL CORPORATION

                             Appendix to Prospectus

     As disclosed in the "Investment Objectives and Policies" section of the attached Prospectus, Brantley Capital Corporation (the "Company") will have certain latitude in conducting its investment activities. In doing so, the Company will not: (i) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, (ii) acquire the voting stock of, or invest in any securities issued by any other investment company if immediately after such acquisition, the Company and any affiliates of the Company own in the aggregate (A) more than 3% of the total outstanding voting stock of the acquired company, (B) securities having an aggregate value greater than 5% of the value of the total assets of the Company or (C) securities of the acquired company and all other investment companies (other than treasury stock of the Company) having an aggregate value greater than 10% of the Company, or (iii) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). With respect to certain investment activities in which it may engage, the Company discloses the following information.

DERIVATIVES

     Consistent with its objectives, the Company may invest up to 30% of its total assets that are not required to be Eligible Assets in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments and other instruments that securitize assets of various types (collectively, "Derivatives," and individually, a "Derivative"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investments that cannot be readily established directly due to portfolio size, cash availability, or other factors. Derivatives may also be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Investment Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivatives themselves or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to Derivatives may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     The Company presently does not intend to invest more than 5% of its net assets in any type of Derivative, except for options.

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Company on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Company on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of two would increase by approximately 2%.

OPTIONS ON SECURITIES AND INDEXES

     The Company may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. The Company may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Company will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Company owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Company expires, the Company realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Company expires, the Company realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Company desires.

     The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Company will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Company will realize a capital gain or, if it is less, the Company will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Company is an asset of the Company, valued initially at the premium paid for the option. The premium received for an option written by the Company is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated With Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Company seeks to close out an option position. If the Company were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Company were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Company forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Company, the Company would not be able to close out the option. If restrictions on exercise were imposed, the Company might be unable to exercise an option it has purchased.

TAXATION OF OPTIONS

     If the Company exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options exercised by the Company, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Company is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options written by the Company, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Company was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Company writes an equity call option(1) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     For federal income tax purposes, the Company generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options positions, the

---------------

(1) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

related securities and certain successor positions thereto) may be deferred to a later taxable year. Writing of call options or buying put options that are intended to hedge against a change in the value of securities held by the
Company: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If the Company were to enter into a short index option position and the Company's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option contract position and the Company's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Company to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Company's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, the Company may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Company distributes to stockholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options transactions. Such distributions are combined with distributions of capital gains realized on the Company's other investments, and stockholders are advised of the nature of the payments.

                          BRANTLEY CAPITAL CORPORATION

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Company has adopted a Dividend Reinvestment and Cash Purchase Plan (the "Plan").

     Please be aware that all dividends and distributions will be automatically reinvested in shares of common stock, par value $.01 per share (the "Common Stock"), of the Company at no cost to the stockholder.

     Stockholders may make additional cash purchases of Common Stock in accordance with the Plan. Acquisitions of shares of Common Stock for reinvestment or cash purchases of shares of Common Stock will be made by the Company from shares of Common Stock selling at a discount to the Company's net asset value ("NAV") and, with respect to reinvestment, through the issuance of new shares of Common Stock by the Company at NAV. Reinvested dividends and distributions will be used by the Company for general investment and operating purposes, including additional investments in portfolio companies.

     Shares of Common Stock acquired by the Company in accordance with the Plan will be held in the name of the Company in unissued form by the Company's transfer agent and investors will receive a quarterly statement reflecting the number of shares of Common Stock owned in the Plan. These shares can be issued to the individual investor, or can be liquidated upon written instructions of the registered investor.

     If you wish to have your dividends sent to you instead of held for reinvestment, please complete and execute the following section.

         ELECTION TO RECEIVE DIVIDENDS AND NOT PARTICIPATE IN THE PLAN

     The undersigned elects not to participate in the Dividend Reinvestment and Cash Purchase Plan and requests all dividends and distributions to be forwarded to the following address:

Name of Stockholder:

--------------------------------------------------------------------------------

Account Number for Deposit:

--------------------------------------------------------------------------------

Bank or Custodial Name:

--------------------------------------------------------------------------------

Address for Dividend Mailing:

--------------------------------------------------------------------------------

City                                    State                 Zip
    --------------------------------         ----------------     --------------

Phone (     )      -                               Fax (     )       -
       -----  ----- ------------                        -----  ------ ----------

Date                         Signature of Registered Holder
    ----------------------                                 ---------------------

          RETURN THIS ELECTION TO STATE STREET BANK AND TRUST COMPANY

                                       AT
                                 P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                                 (800) 426-5523

             ------------------------------------------------------
             ------------------------------------------------------

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR BY ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                               ------------------

                               TABLE OF CONTENTS

                                            PAGE
                                            ----
Additional Information..................      2
Prospectus Summary......................      3
Risk Factors............................      8
Use of Proceeds.........................     12
Distributions...........................     12
The Company.............................     13
Investment Objectives and Policies......     18
Management..............................     21
Prior Experience of Principals of the
  Investment Adviser....................     25
The Investment Advisory Agreement.......     30
Regulation..............................     30
Valuation of Portfolio Securities.......     33
Federal Income Tax Matters..............     34
Dividend Reinvestment and Cash Purchase
  Plan..................................     37
Description of Capital Stock............     39
Underwriting............................     41
Legal Matters...........................     42
Experts.................................     42
Independent Auditors' Report............    F-1
Appendix A..............................    A-1

                               ------------------

     Until            1996, (25 days after the date of this Prospectus), all
dealers effecting transactions in the Common Stock, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------


                                4,000,000 SHARES

                                OF COMMON STOCK

                                BRANTLEY CAPITAL
                                  CORPORATION
                              --------------------

                                   PROSPECTUS
                                                          , 1996
                              --------------------
                            EVEREN SECURITIES, INC.
                               MCDONALD & COMPANY
                                SECURITIES, INC.

                         MORGAN KEEGAN & COMPANY, INC.
                            NEEDHAM & COMPANY, INC.
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                         FIRST OF MICHIGAN CORPORATION
                           NATCITY INVESTMENTS, INC.

             ------------------------------------------------------
             ------------------------------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements and exhibits are filed as part of the registration statement.

1. Financial Statements

   Statement of Assets and Liabilities of the Company as of October 29, 1996*

2. Exhibits


   a.1.  Articles of Incorporation of the Company*
   a.2.  Articles of Amendment and Restatement of the Charter of the Company*
   b.    Bylaws of the Company*
   d.    Form of Share Certificate*
   e.    Dividend Reinvestment and Cash Purchase Plan
   g.    Form of Investment Advisory Agreement between the Company and the Investment Adviser
   h.1.  Form of Underwriting Agreement
   h.2.  Form of Master Agreement Among Underwriters*
   h.3.  Form of Master Dealer Agreement*
   i.1.  Stock Option Plan and Form of Option Grants*
   i.2.  Disinterested Director Option Plan and Form of Option Grants*
   j.    Form of Custodian Contract*
   k.1   Form of Registrar, Transfer Agency and Service Agreement*
   k.2   Form of Administration Agreement*
   l.    Opinion and Consent of Jenner & Block
   n.    Consent of Ernst & Young LLP
   s.    Form of Indemnification Agreement for directors and officers*


---------------

* Previously filed

     All other exhibits are omitted because they are not applicable or the required information is shown in the financial statements or the notes thereto.

ITEM 25.  MARKETING ARRANGEMENTS

     The Company will enter into an agreement with a group of investment banking firms to distribute the Company's Common Stock in a firm commitment underwriting.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities covered by this Registration Statement.


     Securities and Exchange Commission....................................  $ 39,900.00
     National Association of Securities Dealers, Inc. .....................    12,000.00
     Nasdaq SmallCap Market System.........................................    46,250.00
     Blue Sky fees and expenses............................................    10,000.00
     Printing expenses.....................................................    80,000.00
     Legal fees and expenses...............................................   175,000.00
     Accounting fees and expenses..........................................    50,000.00
     Miscellaneous.........................................................    40,000.00
                                                                             -----------
     Total.................................................................  $453,150.00
                                                                             ===========


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL


     As of October 30, 1996, the outstanding capital stock of Brantley Capital Corporation, a Maryland corporation (the "Registrant"), was owned by Robert P. Pinkas and Michael J. Finn. The investment adviser for the Registrant is Brantley Capital Management, L.L.C., a Delaware limited liability company (the "Investment Adviser"), a majority of the outstanding membership interests of which is owned by Mr. Pinkas, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and a manager of the Investment Adviser. Mr. Pinkas is also general partner of Brantley Venture Management, L.P., the general partner of Brantley Venture Partners, L.P. ("BVP I") and, along with Michael J. Finn, President and a manager of the Investment Adviser, and Paul H. Cascio, Vice President and Secretary of the Investment Adviser, is a general partner of Brantley Venture Management II, L.P. and Brantley Venture Management III, L.P., the respective general partners of Brantley Venture Partners II, L.P. ("BVP II") and Brantley Venture Partners III, L.P. ("BVP III"). In addition to Messrs. Pinkas, Finn and Cascio, James R. Bergman, Vice President of the Investment Adviser is a general partner of the general partner of BVP III. Each of the Brantley Venture Management entities is a Delaware limited partnership. BVP I, BVP II and BVP III are also Delaware limited partnerships and were formed to make venture capital investments. See "Management" in the Prospectus contained herein.


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     TITLE OF CLASS                                                 NUMBER OF RECORD HOLDERS
     --------------                                                 ------------------------
     Common Stock.................................................              2

ITEM 29.  INDEMNIFICATION

     Article VIII of the Bylaws of the Company provides that the Company shall indemnify its directors and officers to the maximum extent allowed by the Maryland General Corporation Law, except that the Company will not indemnify nor purchase insurance that protects or purports to protect its directors and officers against liabilities for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices. Pursuant to Section 2-418 of the Maryland General Corporation Law, the Company generally has the power to indemnify its present and former directors and officers against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they are, or are threatened to be made, party by reason of their serving in those positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action, so long as they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of the Company, indemnification is not available if the person is adjudged to be liable to the Company. The statute expressly provides that the power to indemnify authorized thereby is not exclusive of any rights granted under the charter, the bylaws, a resolution of the stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The Company also has the power to purchase and maintain insurance for its directors, officers, employees or agents.

     The preceding discussion of the Company's Bylaws and Section 2-418 of the Maryland General Corporation Law is not intended to be exhaustive and is qualified in its entirety by the Company's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Company intends to enter into indemnification agreements with the Company's directors and officers. Pursuant to such agreements, the Company will, to the extent permitted by applicable law, indemnify such persons against all judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with the defense or settlement of any proceeding to which they are, or are threatened to be made, party by reason of the fact that they were directors or officers of the Company or assumed certain responsibilities at the direction of the Company.

     The form of Principal Underwriter Agreement included herein as Exhibit provides for indemnification of the Underwriters under certain circumstances, including indemnification for liabilities under the Securities Act of 1933 (the "Securities Act").

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Robert P. Pinkas, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and a director, Michael J. Finn, President and a director, and Paul H. Cascio, Vice President and Secretary of the Investment Adviser, serve as general partners of the general partners of BVP II and BVP III, and Mr. Pinkas serves as general partner of the general partner of BVP I. In addition, James R. Bergman, Vice President of the Investment Adviser serves as a general partner of the general partner of BVP III. See "Item 27. Persons Controlled by or Under Common Control." The address of each of the entities listed above is 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122. Prior to joining BVP II and BVP III in 1995, Mr. Finn served as portfolio manager and vice president of the Venture Capital Group of Sears Investment Management Company, 55 West Monroe Street, Suite 3200, Chicago, Illinois 60603. Prior to joining BVP II and BVP III in May 1996, Mr. Cascio was a managing director and head of the industrial manufacturing and services group in the corporate finance department at Dean Witter Reynolds Inc., Two World Trade Center, New York, New York 10048. Prior to joining BVP III in October 1996, Mr. Bergman founded and was (and continues to serve as) a general partner of DSV Partners II and III, 1920 Main Street, Suite 820, Irvine, California 92614.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The books of account, securities and other documents and records, of the Registrant are maintained by the Investment Adviser at its offices at 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122.

ITEM 32.  MANAGEMENT SERVICES

     None other than as described in the prospectus contained herein.

ITEM 33.  UNDERTAKINGS

     (1) Not Applicable.

     (2) Not Applicable.

     (3) Not Applicable.

     (4) Not Applicable.

     (5) The Company undertakes that, for purposes of determining any liability under the Securities Act:

          (a) the information omitted from the Prospectus in reliance upon Rule 430A of the Securities Act and contained in the form of Prospectus filed by the Company pursuant to Rule 497(h) under the Securities Act, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (b) each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered hereby and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 26th day of November, 1996.


                                        Brantley Capital Corporation

                                        By: /s/ ROBERT P. PINKAS
                                           -------------------------------------
                                                Robert P. Pinkas,
                                                Chairman of the Board, Chief
                                                Executive Officer, Chief
                                                Financial Officer and Treasurer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature to this Registration Statement appears below hereby appoints each of Robert P. Pinkas and Michael J. Finn as his attorney-in-fact to sign on his behalf, individually and in the capacities stated below, and to file any and all amendments and post-effective amendments to this Registration Statement, which amendment or amendments may make such changes and additions as such attorney in fact may deem necessary or appropriate.


               SIGNATURE                                 TITLE                     DATE
----------------------------------------    -------------------------------  -----------------
/s/ ROBERT P. PINKAS                        Chairman of the Board, Chief     November 26, 1996
----------------------------------------    Executive Officer, Chief
    Robert P. Pinkas                        Financial Officer, Treasurer
                                            and Director (principal
                                            executive officer and principal
                                            financial and accounting
                                            officer)
/s/ MICHAEL J. FINN                         President and Director           November 26, 1996
----------------------------------------
    Michael J. Finn
/s/ L. PATRICK BALES                        Director                         November 26, 1996
----------------------------------------
    L. Patrick Bales
/s/ BENJAMIN F. BRYAN                       Director                         November 26, 1996
----------------------------------------
    Benjamin F. Bryan
/s/ RICHARD MOODIE                          Director                         November 26, 1996
----------------------------------------
    Richard Moodie